                             AFBA FIVE STAR SHARES
                                    OF THE
                            M.S.D.& T. FUNDS, INC.

                               VALUE EQUITY FUND
                        INTERMEDIATE FIXED INCOME FUND

                      SUPPLEMENT DATED DECEMBER 15, 1995
                  TO THE PROSPECTUS DATED SEPTEMBER 29, 1995
                          AS REVISED DECEMBER 1, 1995

THE THIRD PARAGRAPH ON PAGE 24 OF THE PROSPECTUS UNDER THE HEADING "INVESTMENT ADVISER" IS AMENDED AND RESTATED TO READ AS FOLLOWS:

  David L. Donabedian and Brian B. Topping serve as Co-Portfolio Managers of the Value Equity Fund. Mr. Donabedian, Vice President of Mercantile, has managed the Value Equity Fund since 1992. During the past five years, he has been a portfolio manager and economic analyst at Mercantile. Portfolios under his management include employee benefit and endowment trust funds in addition to the Value Equity Fund. Prior to joining Mercantile, Mr. Donabedian was employed by Lehman Brothers. Mr. Topping, Vice Chairman of the Board, Chief Investment Officer and head of the Trust Division at Mercantile, has co-managed the Value Equity Fund since December, 1995. He has managed endowment, employee benefit and foundation portfolios since joining Mercantile in 1976.

                             AFBA FIVE STAR SHARES
                      ARMED FORCES BENEFIT SERVICES, INC.
                           909 N. WASHINGTON STREET
                             ALEXANDRIA, VA 22314
                                 800-782-4797

                              SEPTEMBER 29, 1995
                         (AS REVISED DECEMBER 1, 1995)

  The AFBA Five Star Shares of M.S.D.&T. Funds, Inc., an open-end management investment company, offered by this Prospectus represent interests in two separate investment portfolios, each having its own investment objective and policies. The Value Equity Fund's investment objective is to seek long-term capital appreciation, with income being a secondary objective. The Intermediate Fixed Income Fund's investment objective is to seek as high a level of current income as is consistent with protection of capital.

  AFBA Five Star Shares provide a no-load investment program that allows you to buy and sell shares without paying any sales charges. To open an AFBA Five Star Share account, an initial investment of $1,000 ($250 for IRA accounts) is generally required. AFBA Five Star Shares of the Funds are sold exclusively by AEGON USA Securities, Inc. as selling dealer.

  This Prospectus briefly sets forth information you should consider before investing in the Funds. Please read this Prospectus and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information ("SAI"), dated September 29, 1995, which has been filed with the Securities and Exchange Commission and which is incorporated by reference into (considered a part of) this Prospectus. The SAI is available upon request without charge by calling or writing to Armed Forces Benefit Services, Inc. ("AFBSI") at the above address.

  SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY OR AFBA INDUSTRIAL BANK, THEIR PARENT COMPANIES OR AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

  This Prospectus does not constitute an offer to sell securities in any jurisdiction or to any individual where such offer may not legally be made.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fees & Expenses........................................................   3
Financial Highlights...................................................   4
An Explanation of Financial Highlights.................................   6
Investment Objectives, Policies and Risks..............................   7
 Introduction..........................................................   7
Value Equity Fund......................................................   7
Intermediate Fixed Income Fund.........................................   8
Other Investment Policies and Related Risks............................   9
Shareholder Information................................................  14
 Getting In Touch With Five Star.......................................  14
 Minimum Investments...................................................  14
 Types of Accounts.....................................................  15
 Opening an Account....................................................  15
 Buying Additional Shares..............................................  16

 Additional Purchase Information.......................................  16
 Redeeming Shares......................................................  17
 Exchanging Shares.....................................................  18
 Additional Redemption and Exchange Information........................  18
Pricing of Shares......................................................  20
Dividends and Distributions............................................  21
Taxes..................................................................  21
Statements & Reports...................................................  22
Description of the Company and its Shares..............................  22
Fund Management........................................................  23
Performance Information................................................  25
Miscellaneous..........................................................  26

                                FEES & EXPENSES

  The following tables and example are provided to assist you in understanding the fees and expenses that you will bear directly or indirectly as an investor in the Funds:

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling AFBA Five Star Shares. The table below indicates that AFBA Five Star shareholders do not pay these fees.

  ANNUAL OPERATING EXPENSES include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. These charges are levied as a specific percentage of a Fund's average net assets. The expenses will vary for each Fund because of differences in the management fees, shareholder account size and transaction volume associated with each Fund.

  The EXAMPLE provides an illustration of the expenses a shareholder would bear on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of the indicated time periods.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            VALUE  INTERMEDIATE
                                                            EQUITY FIXED INCOME
                                                             FUND      FUND
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................  None      None
Sales Charge Imposed on Reinvested Dividends...............  None      None
Deferred Sales Charge Imposed on Redemptions...............  None      None
Redemption Fees(1).........................................  None      None
Exchange Fees..............................................  None      None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           ANNUAL OPERATING EXPENSES
                    (as a percentage of average net assets)

Management Fees (net of waivers)(2)........................  .40%      .25%
12b-1 Fees.................................................  None      None
Other Expenses (net of waivers and reimbursements)(2)......  .58%      .65%
                                                             ----      ----
Total Fund Operating Expenses (net of waivers and reim-
 bursements)(2)(3).........................................  .98%      .90%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Investors are charged a $7.00 fee if redemption proceeds are paid by wire.
(2) As stated in this Prospectus under "Fund Management," the Funds have agreed to pay fees to the investment adviser at the maximum annual rate of .60% of the average daily net assets of the Value Equity Fund and .35% of the average daily net assets of the Intermediate Fixed Income Fund. Shareholder servicing payments are payable at the maximum annual rate of .25% of the average daily net asset value of each Fund's outstanding AFBA Five Star Shares. The investment adviser and administrator expect to voluntarily waive a portion of their fees otherwise payable by the Funds for the fiscal year ended May 31, 1996 in order to assist the Funds in maintaining competitive expense ratios. A portion of the shareholder servicing and transfer agency payments also are expected to be waived and/or reimbursed. Absent waivers and reimbursements, it is expected that Management Fees, Other Expenses and Total Fund Operating Expenses would be .60%, .95% and 1.55%, respectively, of the average daily net asset value of the AFBA Five Star Shares of the Value Equity Fund, and .35%, .98% and 1.33%, respectively, of the average daily net asset value of the AFBA Five Star Shares of the Intermediate Fixed Income Fund.
(3) This expense information is provided to help you understand the expenses you would bear either directly (as with the shareholder transaction fees) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses reflect estimated expenses and projected assets of each Fund's outstanding AFBA Five Star shares for the initial fiscal year during which the Funds offer AFBA Five Star Shares.

                                    EXAMPLE
    (assuming $1,000 investment, 5% annual return and redemption at end of indicated time period)

                                                             VALUE  INTERMEDIATE
                                                             EQUITY FIXED INCOME
                                                              FUND      FUND
-------------------------------------------------------------------------------
1 Year......................................................  $ 10      $  9
3 Years.....................................................  $ 31      $ 29
5 Years.....................................................  $ 54      $ 50
10 Years....................................................  $120      $111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN IN THE TABLE. THE AFBA FIVE STAR SHARES ARE A NEW SERIES AND THE ABOVE FIGURES ARE BASED ON FEES AND EXPENSES EXPECTED TO BE INCURRED BY AFBA FIVE STAR SHARES OF EACH FUND DURING THE CURRENT FISCAL YEAR.

                             FINANCIAL HIGHLIGHTS

  M.S.D.& T. Funds, Inc. (the "Company") currently offers two series of shares in each Fund--AFBA Five Star Shares and Institutional Shares. AFBA Five Star Shares and Institutional Shares represent equal pro rata interests in each Fund, except that AFBA Five Star Shares bear separate shareholder servicing and other operating expenses that may be paid in differing amounts and enjoy certain exclusive voting rights on matters relating to those expenses. For example, AFBA Five Star Shares will bear the servicing fees payable under the Servicing Agreement described in this Prospectus at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding AFBA Five Star Shares. (See "Description of the Company and its Shares-- Shareholder Servicing Arrangements.") Institutional Shares bear no such fees.

  During the periods shown in the table below, the Funds offered only Institutional Shares. The table sets forth information concerning the historic investment results of the Institutional Shares of the Funds, and is intended to give you a longer term perspective of the Funds' financial history. The tables are a part of the financial statements for each Fund. The financial statements for each Fund have been audited by Coopers & Lybrand L.L.P., the Company's independent accountants, whose report thereon is included in the Statement of Additional Information along with the financial statements. The financial data included in the table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, please contact AFBSI at the address or telephone number on the first page of this Prospectus.

                                                          INSTITUTIONAL SHARES
                          -----------------------------------------------------------------------------------------------
                                      VALUE EQUITY FUND                          INTERMEDIATE FIXED INCOME FUND
                          ----------------------------------------------   ----------------------------------------------
                           YEAR     YEAR     YEAR     YEAR    2/28/91/1/    YEAR     YEAR     YEAR     YEAR    3/14/91/1/
                           ENDED    ENDED    ENDED    ENDED       TO        ENDED    ENDED    ENDED    ENDED       TO
                          5/31/95  5/31/94  5/31/93  5/31/92   5/31/91     5/31/95  5/31/94  5/31/93  5/31/92   5/31/91
                          -------  -------  -------  -------  ----------   -------  -------  -------  -------  ----------
Net Asset Value,
 Beginning of Period....  $12.14   $12.39   $11.36   $10.69     $10.00     $10.10   $10.55   $10.31    $9.97     $10.00
                          ------   ------   ------   ------     ------     ------   ------   ------   ------     ------
Income From Investment
 Operations:
 Net Investment Income..    0.35     0.29     0.29     0.33       0.09       0.56     0.50     0.56     0.60       0.13
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    1.55    (0.18)    1.13     0.66       0.60       0.33    (0.39)    0.24     0.34      (0.03)
                          ------   ------   ------   ------     ------     ------   ------   ------   ------     ------
  Total From Investment
   Operations...........    1.90     0.11     1.42     0.99       0.69       0.89     0.11     0.80     0.94       0.10
                          ------   ------   ------   ------     ------     ------   ------   ------   ------     ------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....   (0.34)   (0.28)   (0.30)   (0.32)       --       (0.56)   (0.50)   (0.56)   (0.60)     (0.13)
 Distributions to
  Shareholders from Net
  Capital Gains.........   (0.28)   (0.08)   (0.09)     --         --         --     (0.06)     --       --         --
                          ------   ------   ------   ------     ------     ------   ------   ------   ------     ------
  Total Distributions...   (0.62)   (0.36)   (0.39)   (0.32)      0.00      (0.56)   (0.56)   (0.56)   (0.60)     (0.13)
                          ------   ------   ------   ------     ------     ------   ------   ------   ------     ------
Net Asset Value, End of
 Period.................  $13.42   $12.14   $12.39   $11.36     $10.69     $10.43   $10.10   $10.55   $10.31     $ 9.97
                          ======   ======   ======   ======     ======     ======   ======   ======   ======     ======
Total Return............   16.22%    0.87%   12.87%    9.51%      6.90%      9.13%    0.94%    7.94%    9.68%      4.78%/2/
Ratios/Supplemental Data
Net Assets, End of
 Period ($000)..........  91,277   53,240   46,754   17,463      4,801     44,652   35,008   28,078   17,549      1,298
Ratio of Expenses to
 Average Net Assets/3/..    0.73%    0.68%    0.68%    0.68%      0.68%/2/   0.60%    0.55%    0.55%    0.55%      0.55%/2/
Ratio of Net Investment
 Income to Average Net
 Assets.................    2.99%    2.41%    2.68%    3.05%      4.10%/2/   5.56%    4.75%    5.32%    5.76%      6.17%/2/
Portfolio turnover rate.   33.26%   61.16%   11.99%    9.57%      1.98%     22.01%   48.58%   12.29%   13.76%     34.73%

--------
/1/Commencement of operations.
/2/Annualized.
/3/Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1995, May 31, 1994, May 31, 1993 and May 31, 1992 and the period ended May 31, 1991 would have been .89%, .87%, .88%, .96% and 1.20% (annualized), respectively, for the Value Equity Fund; and .70%, .66%, .64%, .72% and .97% (annualized), respectively, for the Intermediate Fixed Income Fund.

--------------------------------------------------------------------------------
                    AN EXPLANATION OF FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The Financial Highlights provide two types of information--financial performance on a "per share basis" and selected supplemental data. The "per share information" starts with the Net Asset Value at the beginning of each fiscal period, identifies the events which increased or decreased share value during the period, and concludes with the Net Asset Value at the end of the period. The ratios and supplemental data provide selected information on the total number and performance of all shares.

  The following discussion provides a short explanation of the terminology used in the Financial Highlights.

  NET ASSET VALUE (NAV)--the value of a single share and therefore the price at which a shareholder will buy or sell shares at a given point in time. The NAV is computed on a daily basis by adding up the market value of all assets owned by a Fund, deducting all liabilities, and dividing the balance by the number of shares currently outstanding. The difference between the NAV at the beginning of the period and the end of the period represents the change in value of a share over the fiscal period, but not its total return.

  NET INVESTMENT INCOME--includes the dividend and interest income earned on securities held by a Fund less management fees, administration fees and other operating expenses of the Fund.

  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--represents the increase or decrease in value of the securities a Fund holds. When securities are sold, the gain or loss is realized; when securities increase or decrease in value but are not sold, the gain or loss is unrealized.

  DISTRIBUTIONS--are the disbursements made to shareholders during the stated period. DIVIDEND distributions are made from a Fund's net investment income earnings while CAPITAL GAIN distributions are made from a Fund's net realized earnings on the sale of securities held by the Fund.

  TOTAL RETURN--is the percentage change in the value of an investment over a stated period of time. The total return calculation assumes that all dividends and distributions are reinvested in a Fund to buy more shares at the Fund's net asset value on the day the distributions are made. PLEASE NOTE that it is not possible to directly calculate a Fund's total return from the information contained in the Financial Highlights.

  RATIO OF EXPENSES TO AVERAGE NET ASSETS--represents a Fund's operating expenses as a percentage of average net assets for the stated period.

  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS--represents a Fund's net investment income divided by its average net assets.

  PORTFOLIO TURNOVER RATE--measures how frequently a Fund buys and sells its security holdings. The calculation involves dividing the lower of total sales or purchases by the average monthly market value of the Fund's portfolio securities.

--------------------------------------------------------------------------------
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

                                 INTRODUCTION

  The Company offers AFBA Five Star Shares in two investment portfolios--the Value Equity Fund and the Intermediate Fixed Income Fund. The Funds are classified as diversified investment companies which means that, except for certain U.S. Government and agency obligations, no more than 5% of a Fund's total assets will be invested in the securities of a single issuer and no more than 10% of an issuer's outstanding voting securities will be owned by a Fund, provided that up to 25% of a Fund's total assets may be invested without regard to these limitations.

  The investment objective and policies of each of the Funds are discussed in the following paragraphs. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares.

  Although management will use its best efforts to achieve the investment objective of each Fund, there can be no assurance that it will be able to do so. Except as noted under "Investment Limitations" a Fund's investment policies may be changed without shareholder approval.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

  The Value Equity Fund's investment objective is to seek long-term capital appreciation, with income being a secondary investment objective. The Fund pursues its objective by investing substantially all of its assets in a diversified portfolio of equity securities consisting of common stock, preferred stock and debt obligations convertible into common stock which the Fund's investment adviser believes to be undervalued.

  The Fund's investment policy is to invest in individual stocks that appear to represent good relative values and seem likely to appreciate in price. Stocks are selected on the basis of fundamental and/or technical research. Additionally, price to earnings ratio, earnings trend and dividend growth rate will influence stock selection.

  Although income is a secondary objective, the securities in which the Fund invests may produce higher than average dividend yields. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities. The Fund's investment adviser will attempt to reduce investment risk by investing in many different companies across a variety of industries.

  Although the Fund will invest primarily in publicly-traded common stock of U.S. corporations, it may invest up to 25% of its total assets in the securities of foreign issuers, either directly or through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). The Fund may also engage in forward foreign currency exchange transactions. See "Other Investment Policies and Related Risks--Foreign Securities."

  During normal market and economic conditions, the Fund may hold up to 25% of its total assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations that at the time of purchase carry one of the three highest ratings assigned by an unaffiliated national statistical rating organization ("Rating Agency"). Investments may also be made in unrated debt obligations which the investment adviser has determined to be of comparable rating quality. See the SAI Appendix for a description of applicable debt security ratings. The Fund may retain debt securities downgraded by a Rating Agency subsequent to their purchase by the Fund.

  The Fund may from time to time reduce the percentage of its investments in equity securities and temporarily invest its assets in fixed income securities. These temporary investments will include both high quality, short-term money market obligations and the types of securities in which the Intermediate Fixed Income Fund may invest. This defensive investment strategy will be implemented when warranted by market conditions or to meet anticipated shareholder redemption requests.

--------------------------------------------------------------------------------
                        INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------

  The investment objective of the Intermediate Fixed Income Fund is to seek as high a level of current income as is consistent with the protection of capital.

  The Fund invests substantially all of its assets in:

  -- corporate debt instruments

  -- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

  -- foreign debt obligations (corporate and government)

  -- asset-backed securities

  -- collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less

  -- money market instruments.

  The Fund may also invest in Municipal Obligations the income from which may or may not be entirely exempt from federal income tax. The purchase of Municipal Obligations may be advantageous when, as a result of economic, regulatory or other circumstances, the pre-tax performance of these securities is comparable to that of corporate or U.S. Government obligations.

  Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in corporate debt obligations, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and mortgaged-backed securities, including collateralized mortgage obligations. Up to 25% of the Fund's total assets may be invested in foreign debt obligations. The Fund may also invest in forward foreign currency exchange transactions.

  The Fund will only invest in debt obligations that are rated at the time of purchase within the three highest ratings assigned by a Rating Agency. Investments may also be made in unrated debt obligations that are determined by the investment adviser to be of comparable quality. The Fund may also invest, without limitation, in high quality short-term money market instruments for defensive purposes. The Fund may retain debt obligations downgraded by a Rating Agency subsequent to their purchase by the Fund.

  The value of the Fund's portfolio securities is determined primarily by market interest rates and as these rates rise the value of the Fund's securities will decline.

  The investment adviser expects that under normal market conditions the Intermediate Fixed Income Fund's portfolio securities will have an average weighted maturity of three to ten years.

--------------------------------------------------------------------------------
                  OTHER INVESTMENT POLICIES AND RELATED RISKS
--------------------------------------------------------------------------------

  The following discussion examines other investment policies of the Funds and related risks.

U.S. GOVERNMENT OBLIGATIONS

  Each Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some obligations, such as those issued by the Government National Mortgage Association ("Ginnie Maes"), are backed by the U.S. Treasury; others, including securities issued by the Export-Import Bank, are supported by the issuer's right to borrow from the U.S. Treasury; other securities, including those issued by the Federal National Mortgage Association ("Fannie Maes"), are backed by the U.S. Government's discretionary ability to purchase the agency's obligations; and still others, such as securities issued by the Student Loan Marketing Association ("Sallie Maes"), are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not obligated to do so by law. The market value of U.S. Government obligations, like other fixed income securities, can be expected to vary inversely to changes in prevailing interest rates.

MUNICIPAL OBLIGATIONS

  The two main types of Municipal Obligations in which the Intermediate Fixed Income Fund may invest are "general obligation" securities and "revenue" securities. General obligation securities are backed by the full faith, credit and taxing power of the issuing entity while revenue securities are payable only from the revenues received from the operation of a particular facility or other specific revenue source. A third type of Municipal Obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

  The Intermediate Fixed Income Fund may acquire "stand-by commitments" (which are also referred to as "put" options) with respect to Municipal Obligations in its portfolio. Under a stand-by commitment, a dealer will agree to purchase at the Fund's option specified Municipal Obligations at a specified price. These commitments will be used only to assist in maintaining the Fund's liquidity and not for trading purposes.

MONEY MARKET INSTRUMENTS

  Each Fund may from time to time invest in "money market instruments", a term that includes bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.

  Bank obligations include bankers' acceptances ("BAs"), negotiable certificates of deposit ("CDs") and non-negotiable time deposits issued or supported by U.S. or foreign banks. Investments in bank obligations are limited to obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of a Fund's total assets at the time of purchase.

  Taxable commercial paper purchased by a Fund will be rated at the time of purchase in the highest rating category by a Rating Agency. Each Fund may also acquire unrated commercial paper and corporate bonds that are determined by the investment adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund. Commercial paper may include variable and floating rate instruments. For additional information concerning the Funds' policies regarding retention of securities that have been downgraded, see the discussion under "Intermediate Fixed Income Fund" above.

ASSET-BACKED SECURITIES

  The Intermediate Fixed Income Fund may invest in asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Payments of interest and principal may be partially guaranteed by a letter of credit issued by a financial institution such as a bank. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables and home equity loans. The Fund may also invest in other types of asset-backed securities that may be available in the future.

  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

  Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

  Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described under the heading "Illiquid Securities."

MORTGAGE-BACKED SECURITIES

  The Intermediate Fixed Income Fund may invest in mortgage-backed securities including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities provide a monthly payment consisting of interest and principal.

  CMOs are obligations issued by non-governmental entities and are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations.

  Government Stripped Mortgage-Backed Securities are obligations issued or guaranteed by various U.S. Government agencies and instrumentalities. These securities represent interests in either the principal or interest distributions that have been stripped or removed from the underlying mortgage-backed certificate by private entities or by the agency or instrumentality that issued the mortgage-backed certificate. The certificates underlying Government Stripped Mortgage-Backed Securities represent interests in pools of mortgage loans.

  Although certain mortgage-backed securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. To the extent that the Intermediate Fixed Income Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.

REPURCHASE AGREEMENTS

  Each Fund may buy securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the investment adviser, pursuant to guidelines established by the Board of Directors. During the term of any repurchase agreement, the investment adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements in accordance with its investment limitations. Under the terms of a reverse repurchase agreement, a Fund would sell portfolio securities to a financial institution and agree to repurchase them at an agreed upon date and price. A Fund would enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions in order to meet shareholder redemption requests. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

WHEN ISSUED PURCHASES AND FORWARD COMMITMENTS

  The Intermediate Fixed Income Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase and sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to "lock-in" a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of the Fund's investment objective.

LOANS OF PORTFOLIO SECURITIES

  Each Fund may loan its portfolio securities to financial institutions such as banks and broker-dealers in accordance with its investment limitations. Loans will be made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times to the market value of the securities loaned. Such loans may involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Funds' investment adviser to be of good standing and only when, in the judgment of the investment adviser, the income to be earned from the loans justifies the attendant risks.

OTHER INVESTMENT COMPANIES

  Each Fund may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of the fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations.

FOREIGN SECURITIES

  Each Fund may invest in foreign securities and obligations of foreign banks or foreign branches of U.S. banks. Investments in foreign securities may be in the form of ADRs, EDRs and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by U.S. banks or trust companies and EDRs are receipts issued by European financial institutions. Both forms of receipts evidence ownership in underlying foreign securities. ADRs, in registered form, are designed for use in U.S. securities markets, while EDRs, in bearer form, are generally designed for use in European securities markets.

  In comparison to U.S. investments, the purchase of foreign securities carries additional risks and costs including:

  -- higher transaction costs

  -- additional taxation by foreign governments

  -- exchange rate fluctuation

  -- reduced availability of financial information about the issuer

  -- less market liquidity

  -- unfavorable future political or economic developments

  -- possible imposition of withholding taxes on interest income

  -- possible seizure or nationalization of foreign deposits

  -- possible establishment of exchange rate controls

  -- possible adoption of other governmental restrictions adversely affecting payment of principal and interest on foreign obligations.

  Investment by the Value Equity Fund in foreign equity securities may present additional risks, including the difficulty of predicting international trade patterns. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. The Intermediate Fixed Income Fund does not invest directly in foreign equity securities.

  Foreign banks and foreign branches of domestic banks also may be subject to less stringent reserve requirements, and to different accounting, auditing and record keeping requirements.

FOREIGN CURRENCY EXCHANGE CONTRACTS

  Because the Funds are authorized to buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may from time to time enter into forward foreign currency exchange contracts to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities or in foreign exchange rates, or prevent loss if the prices of the securities decline, but rather allow a Fund to establish a rate of exchange for a future point in time. The Funds expect that less than 5% of their respective net assets will be invested in such instruments during the current fiscal year.

ILLIQUID SECURITIES

  Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, neither Fund will knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do provide for payment to the Fund within seven days after notice, commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 and variable or floating rate obligations that cannot be disposed of promptly within seven business days. Certain securities that might otherwise be considered illiquid, however, such as variable amount master demand notes with maturities of nine months or less or securities for which the investment adviser has determined, pursuant to guidelines adopted by the Board of Directors, that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A) are not subject to this 10% limitation.

RISK FACTORS ASSOCIATED WITH DERIVATIVE INSTRUMENTS

  Each Fund may purchase certain "derivative instruments." Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments).

  Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

  The investment adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that the investment adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

INVESTMENT LIMITATIONS

  Each Fund has in place certain "fundamental" investment limitations that may not be changed without the approval of the holders of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the SAI (see "Investment Limitations"), which you may request by calling the telephone number on the cover page of this Prospectus.

  1. Issuer Limitation--A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Fund's total assets can be invested without regard to this 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

  2. Industry Limitation--A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

  3. Borrowing Limitation--A Fund may not borrow money except for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

  If a percentage limitation is satisfied at the time of investment, any subsequent change in the percentage that results from a change in the value of a Fund's securities will not constitute a violation of the limitation.

  In order to permit the sale of Fund shares in certain states, the Company may make commitments more restrictive than the investment policies and limitations described above. If the Company determines that any such commitment is no longer in its best interests, it will revoke the commitment by terminating the sale of shares in the state involved.

                                *      *      *

  Each Fund may sell portfolio securities shortly after they are purchased, which may result in higher transaction costs and taxable gains to the Fund.

--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

GETTING IN TOUCH WITH FIVE STAR

  If you have questions concerning AFBA Five Star Shares, please contact our Shareholder Service Representatives at 800-782-4797 (TTY 800-300-TTY3) or write us at:

                             AFBA FIVE STAR Shares
                           909 N. Washington Street
                             Alexandria, VA 22314

MINIMUM INVESTMENTS*

New Account............................................................. $1,000
New IRA................................................................. $  250
New Account with Automatic Investment Plan.............................. $   50
To Add To Any Type of Account........................................... $   50

--------
*  The Funds reserve the right to waive these minimums.

--------------------------------------------------------------------------------
                               TYPES OF ACCOUNTS
--------------------------------------------------------------------------------

INDIVIDUAL AND JOINT ACCOUNTS

  Individual accounts have one owner and joint accounts have two or more owners.

BUSINESSES

  Business organizations, including corporations and partnerships, may open an account. A corporation's duly appointed authorized officer or a general partner in the partnership must sign the application.

TRUST ACCOUNTS

  A legally established trust may open an account. Required information includes the name of the trust, the names of the trustees and the date of the trust's origination.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

  All individuals under the age of 70 1/2 may open an IRA and contribute earned income of up to $2,000 annually.

SIMPLIFIED EMPLOYEE PENSION PLAN ACCOUNTS (SEPS)

  Simplified Employee Pension Plans, a form of retirement plan for sole proprietors, partnerships and corporations, may open an account.

  Call Shareholder Services at 800-782-4797 for detailed information concerning eligibility for IRAs and SEPs and for an application.

--------------------------------------------------------------------------------
                              OPENING AN ACCOUNT
 -------------------------------------------------------------------------------

          The minimum initial investment to open an account is $1,000 ($250 for an IRA or SEP; $50 with Automatic Investment Plan)

By Mail

  Send your completed and signed application and check, indicating the amount(s) and Fund(s) in which you wish to invest, by mail to the lockbox address provided below. The lockbox address is for all regular, express, registered or certified mail (except overnight delivery services) in which you include a check:

Lockbox Address:

AFBA Five Star Shares
Dept. L 1634
Columbus, OH 43260-1634

Address for overnight delivery services:

AFBA Five Star Shares
Huntington National Bank
Lockbox Department 0P10
Reference AFBA-1634
2361 Morse Road
Columbus, OH 43229

  All checks should be made payable to AFBA Five Star Shares.

By Wire

  Please call Shareholder Services at 800-782-4797 for a purchase application and to obtain wire instructions.

--------------------------------------------------------------------------------
                           BUYING ADDITIONAL SHARES
--------------------------------------------------------------------------------

  The minimum additional investment is $50. There is no minimum on the reinvestment of dividends and distributions.

By Mail

  Send a check with an AFBA Five Star investment stub or with a letter of instruction stating that you want to purchase additional shares, indicating the Fund name, dollar amount to be purchased and your account number to the following lockbox address:

AFBA Five Star Shares
Dept. L 1634
Columbus, OH 43260-1634

  Please make your check payable to AFBA Five Star Shares.

By Wire

  Please call Shareholder Services (800-782-4797) for wire instructions to make additional investments.

                         By Automatic Investment Plan
                    ($50 Initial Minimum/Monthly Additions)
  You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. These transfers will be accomplished through a funds transfer network called the Automated Clearing House (ACH).

  Please call Shareholder Services (800-782-4797) for more information and an Automatic Investment Plan Application.

--------------------------------------------------------------------------------
                        ADDITIONAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

PURCHASES BY MAIL

  Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. A $15.00 fee may be charged if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by a Fund.

  If you purchase AFBA Five Star Shares by check and subsequently request the redemption of those shares, a Fund will delay payment of the redemption proceeds until the Transfer Agent is satisfied the check has cleared which may take up to 15 days from the purchase date. Consequently, if you anticipate redemptions soon after purchase, you may want to wire funds to avoid delays.

  The Funds will not accept payment in cash or third party checks for the purchase of shares.

PURCHASES BY WIRE

  Your financial institution may charge you a fee for wiring funds.

PURCHASES BY AUTOMATIC INVESTMENT

  Under the Automatic Investment Plan, your financial institution will forward funds on a regular monthly, bi-monthly or quarterly basis to the Transfer Agent to purchase AFBA Five Star Shares. You may also elect to process special purchase orders by telephone.

  To establish the Automatic Investment Plan, complete the appropriate section on the purchase application when opening an account or, if you already have an account, call Shareholder Services at 800-782-4797. You may establish an Automatic Investment Plan with any financial institution that participates in the Automated Clearing House funds transfer system. If an investor discontinues participation in the Plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 60 days' written notice, if the account's net asset value is less than $1,000.

PURCHASES BY DIRECTED REINVESTMENTS

  You may choose to have dividends and capital gains distributions automatically invested in either the Fund from which they are paid or in another Fund offering AFBA Five Star Shares. Systematic withdrawals from one account and reinvestments in another existing account may also be established. See "Additional Redemption and Exchange Information--Redemptions by Systematic Withdrawals." Reinvestments can only be directed to an existing investment account (which must meet the minimum investment requirements described above). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and therefore you should consult your own tax adviser before commencing these transactions.

PURCHASES BY EXCHANGE

  The exchange privilege allows you to open a new investment account or add to an existing account by exchanging AFBA Five Star shares of one Fund for AFBA Five Star Shares of another Fund. For details see "Additional Redemption and Exchange Information--Redemptions by Exchange".

EFFECTIVE TIME AND PRICE OF PURCHASES

  A purchase order for AFBA Five Star Shares of a Fund received by the Transfer Agent on a Business Day (i.e. a day on which shares of the Fund are priced) prior to the close of regular trading hours (currently 4:00 P.M., Eastern Time) on the New York Stock Exchange ("NYSE") will be priced at the net asset value determined on that day, provided that the order is accompanied by all completed documents in good form and payment of the purchase price.

MISCELLANEOUS PURCHASE INFORMATION

  You must provide a social security number or other certified taxpayer identification number when opening or reopening an account.

  Purchase applications cannot be processed without an appropriate identification number.

  Additions or changes to any information in your account registration may be made by submitting a written request to the Transfer Agent with the signature(s) guaranteed by a financial institution that participates in the Stock Transfer Agency Medallion Program (STAMP).

  In the interests of economy and convenience, share certificates will not be issued.

--------------------------------------------------------------------------------
                               REDEEMING SHARES
--------------------------------------------------------------------------------

BY WIRE

  Redemption proceeds can be paid by wire transfer to a pre-designated bank account or by payment by check. There is a $1,000 minimum redemption for payment by wire although the Funds reserve the right to waive this minimum. There is no minimum redemption for payment by check.

BY MAIL

  Send a written redemption request stating the Fund name, number of shares or dollar amount to be redeemed, account number, and desired method of payment (wire or check) to:

                             AFBA Five Star Shares
                                 Dept. L 1634
                            Columbus, OH 43260-1634

BY TELEPHONE

  If you elected telephone privileges you may request redemptions by calling Shareholder Services (800-782-4797) between 8 A.M. and 9 P.M. (Eastern Time). Redemption orders received after 4:00 P.M. (Eastern Time) will be effective on the next business day at the net asset value next determined.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES
--------------------------------------------------------------------------------

  The minimum value of shares being exchanged is $50. The minimum value of shares being exchanged to establish a new account is $1,000. The Funds reserve the right to waive these minimums.

BY MAIL

  Send written instructions indicating your name, address and daytime telephone number, the dollar amount or number of shares that you wish to exchange, the name and account number of the Fund that you are exchanging from and the name and account number, if any, of the Fund you are exchanging into.

  Send your signed instructions to the following address:

                             AFBA Five Star Shares
                                 Dept. L 1634
                            Columbus, OH 43260-1634

BY TELEPHONE

  Please call Shareholder Services (800-782-4797) between the hours of 8 A.M. and 9 P.M. (Eastern Time). Exchanges made after 4:00 P.M. (Eastern Time) will not be processed until the next business day at the net asset value next determined.

--------------------------------------------------------------------------------
                ADDITIONAL REDEMPTION AND EXCHANGE INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS BY MAIL

  If redemption proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record, each signature on the redemption request must be guaranteed in writing by a financial institution that participates in STAMP. A signature notarized by a notary public is unacceptable. Written requests for redemptions exceeding $100,000 also must be guaranteed by a financial institution that participates in STAMP. The Company reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

REDEMPTIONS BY WIRE

  The minimum amount that may be redeemed by wire is $1,000 and you may be subject to a $7.00 fee for each wire redemption. The Funds reserve the right to change this minimum or to terminate the wire redemption privilege at any time without notice.

REDEMPTIONS BY SYSTEMATIC WITHDRAWAL

  Through the Systematic Withdrawal Plan, if you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum ($100 minimum per withdrawal) redeemed at regular intervals. These redemptions may be distributed in cash or reinvested in AFBA Five Star Shares of another Fund. An application form and additional information may be obtained by calling Shareholder Services at 800-782-4797.

REDEMPTIONS BY EXCHANGE

  The Exchange Privilege permits you to exchange AFBA Five Star Shares of one Fund for AFBA FIVE STAR Shares of another Fund. You must establish or maintain accounts with an identical title in each Fund involved in an exchange transaction.

  Since an excessive number of exchanges may be disadvantageous to the Funds, the Company reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or four exchanges of shares in a calendar quarter. A shareholder may continue making exchanges until notified that the exchange privilege has been suspended, limited or terminated. Exchanges will be processed only when the shares being acquired can be legally sold in the state of the investor's residence.

  Exchanges may have tax consequences. Although no exchange fee is currently imposed by the Company on exchanges, the Company reserves the right to impose a charge in the future.

TELEPHONE PRIVILEGE

  The telephone privilege permits you to redeem or exchange AFBA Five Star Shares by telephone. Call Shareholder Services (800-782-4797) to establish or elect the privilege, to use the privilege or to terminate the privilege.

  The Company and its service providers have adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. These procedures include:

  1. recording all telephone transactions;

  2. making all check disbursements payable to the shareholder of record;

  3. mailing all check disbursements to the shareholder's address of record;

  4. sending wire transfers only to previously designated bank accounts; and

  5. Requiring STAMP guarantees on any change in address to which redemption proceeds should be sent or any change in bank instructions for redemptions by wire.

  Neither the Company nor its service providers will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Company fails to use procedures designed to provide assurance that the instructions are genuine, it or its service providers may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, a shareholder will bear the risk of loss.

  The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming AFBA Five Star Shares by telephone may be modified or terminated by the Company at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to place a redemption order by telephone, AFBA Five Star Shares may be redeemed by mail as described above under the discussion of redemptions by mail.

EFFECTIVE TIME AND PRICE OF REDEMPTIONS AND EXCHANGES

  Redemption orders for AFBA Five Star Shares of a Fund which are received on a Business Day prior to the close of regular trading hours on the NYSE will be executed at the net asset value determined on that day. Redemption orders received after the close of regular trading hours on the NYSE or on a non-Business Day will be priced as of the time the net asset value is next determined.

PAYMENT OF REDEMPTION PROCEEDS

  Payment for redemption orders is normally made within three Business Days. The Company reserves the right to pay redemption proceeds within seven days after receiving the redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Company. If any portion of the AFBA Five Star Shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to AFBA Five Star Shares purchased by money order or wire payment. During the period prior to the time that the shares are redeemed, dividends will accrue on the shares.

MISCELLANEOUS REDEMPTION INFORMATION

  All redemption proceeds will be sent by check unless the Company or the Transfer Agent is directed otherwise. The ACH system may also be used for payment of redemption proceeds. The Company may require any information reasonably necessary to ensure that a redemption has been duly authorized.

  To relieve the Company of the cost of maintaining uneconomical accounts, the Company reserves the right to redeem the shares held in any account where the net asset value of the remaining shares falls below $1,000. Before initiating an involuntary redemption, 60 days' written notice will be provided. During that period, the shareholder may make additional investments to restore the account to at least the minimum balance. Involuntary redemptions will not be made because the value of the shares in an account falls below the minimum amount due solely to a decline in a Fund's net asset value. Any involuntary redemption will be at net asset value. The Company also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the 1940 Act.

  The Company further reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. In such an event, a shareholder would incur transaction costs in selling the securities.

--------------------------------------------------------------------------------
                               PRICING OF SHARES
--------------------------------------------------------------------------------

  The pricing of purchase and redemption orders will be based upon the "net asset value per share". The net asset value per share is calculated by dividing the value of all of a Fund's securities and other assets that are allocable to AFBA Five Star Shares, less the liabilities allocable to AFBA Five Star Shares by the number of outstanding AFBA Five Star Shares in the Fund.

  The net asset value per share of each Fund will fluctuate as the value of the respective Fund's investment portfolio changes.

  Generally, the investments of each of the Funds are valued at market value or, in the absence of market value, at fair value as determined by or under the direction of the Company's Board of Directors.

  The net asset value per share is determined as of 4:00 P.M. (Eastern Time) on each weekday with the exception of those holidays on which the Federal Reserve Bank of Cleveland, AFBSI, the Funds investment adviser, Transfer Agent, Custodian or the NYSE is closed, which currently include New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  The net investment income of the Value Equity Fund is declared and paid quarterly as dividends to its shareholders. The net investment income of the Intermediate Fixed Income Fund is declared daily and paid monthly as dividends to its shareholders. Distributions of any long-term and short-term capital gains earned by a Fund will be made at least annually.

  Shares in each Fund begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order for the shares is executed.

  All dividends will be paid within five Business Days after the end of the month or quarter to which the dividends relate. All dividends will be automatically reinvested in additional AFBA Five Star Shares of the Fund on which the dividend was declared at the net asset value of the shares on the ex dividend date. Please call Shareholder Services at 800-782-4797 if you wish to receive dividends in cash. Reinvested dividends receive the same tax treatment as those paid in cash.

  Because of the separate shareholder servicing and transfer agency fees payable with respect to AFBA Five Star Shares, the amount of each Fund's net investment income available for distribution to the holders of such Shares will be effectively reduced by the amount of such fees. See "Description of the Company and its Shares--Shareholder Servicing Arrangements."

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

  Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). This means that as long as a Fund distributes substantially all of its earnings to shareholders as required by the Code, the taxes on Fund income will be paid only once --at the shareholder level, rather then twice--at both the Fund and shareholder level.

  In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income and 90% of its exempt-interest income (if any). Investment company taxable income includes taxable interest, dividends, gains attributable to market discount, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.

  It is anticipated that none of the distributions made by the Intermediate Fixed Income Fund will be eligible for the dividends received deduction allowed to corporations under the Code. In the case of the Value Equity Fund, such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Value Equity Fund from domestic corporations for the taxable year.

  Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

  A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distribution or dividend should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable.

  Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

  Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

  Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

--------------------------------------------------------------------------------
                            STATEMENTS AND REPORTS
--------------------------------------------------------------------------------

  Each Fund will provide quarterly statements of account which will detail all purchases, exchanges, redemptions and distributions affecting a shareholder's investment.

  Each Fund will send you a confirmation statement after every transaction that affects your account balance.

  Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the Internal Revenue Service.

  Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE COMPANY AND ITS SHARES
--------------------------------------------------------------------------------

  The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company". A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Company's Articles of Incorporation authorize the Board of Directors to classify any unissued shares into one or more classes of shares and to classify any class of shares into one or more series of shares. The Board has authorized the issuance of shares in each of two series of shares (AFBA Five Star Shares and Institutional Shares) in the Value Equity Fund and Intermediate Fixed Income Fund. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other portfolios of the Company. Information regarding Institutional Shares of the Funds and regarding other portfolios offered by the Company may be obtained by calling the Company at (800) 551-2145.

  AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds are described in this Prospectus. These Funds also offer Institutional Shares which are sold to
(i) customers having qualified accounts with the trust or banking department of Mercantile-Safe Deposit and Trust Company and its affiliates and correspondent banks or with affiliates of the transfer agent for Institutional Shares, State Street Bank and Trust Company, and (ii) individual investors who purchase them directly from the Company without maintaining qualified accounts with such banks. Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by the Fund, except for payments under the Company's Service Plan applicable only to AFBA Five Star Shares discussed below and certain series-specific other operating expenses. Differences in the expenses paid by the respective series will affect their performance.

  Shares of all of the Company's portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement, investment objective and fundamental investment limitations. Only holders of AFBA Five Star Shares, however, will vote on matters relating to the Service Plan for AFBA Five Star Shares. More information on shareholder voting rights can be found in the Statement of Additional Information under "Additional Information Concerning Shares."
  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. The Company is not required to and does not currently expect to hold annual meetings but special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving certain contracts.

  As of July 1, 1995, Mercantile-Safe Deposit and Trust Company (the "Bank") held of record, in a fiduciary or other representative capacity for beneficial owners, substantially all of the shares of the Company. The Bank does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. The Bank may be deemed to be a controlling person of the Company within the meaning of the 1940 Act by reason of its record ownership of such shares.

SHAREHOLDER SERVICING ARRANGEMENTS

  Pursuant to a Service Plan adopted by the Board of Directors of the Company, the Company has entered into an agreement (the "Servicing Agreement") with AFBSI concerning the provision of administrative shareholder support services to holders of AFBA Five Star Shares of the Funds. These services may include support services such as assisting investors in opening investment accounts; aggregating and processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information to customers showing their positions in the Funds; and providing subaccounting with respect to Fund Shares beneficially owned by customers or the information necessary for subaccounting. For its services, AFBSI will receive fees from a Fund at an annual rate of up to .25% of the average daily net asset value of the AFBA Five Star Shares of the Fund. AFBSI may appoint one or more agents in the performance of its obligations under the Servicing Agreement.

--------------------------------------------------------------------------------
                                FUND MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

  The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The SAI contains the name of each Director and other background information.

INVESTMENT ADVISER

  Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser.

  Mercantile is the lead bank of the Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile has acted as investment adviser to the Funds since their commencement of operations. In addition, Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1864. Mercantile's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

  As investment adviser, Mercantile manages the Funds' portfolios and is responsible for all purchases and sales of portfolio securities. A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investment portfolio.

  David L. Donabedian, Vice-President of Mercantile, has managed the Value Equity Fund since 1992. During the past four years Mr. Donabedian has been a portfolio manager and economic analyst at Mercantile. Portfolios under his management include employee benefit and endowment trust funds in addition to the Value Equity Fund. Prior to joining Mercantile, Mr. Donabedian was employed by Lehman Brothers.

  Mark G. McGlone, Vice-President of Mercantile, has managed the Intermediate Fixed Income Fund since June 1992. During the past five years Mr. McGlone has managed institutional fixed income portfolios at Mercantile. Portfolios under his supervision include pension plans, endowment funds and self-insurance funds in addition to the Intermediate Fixed Income Fund.


ADMINISTRATOR

  Mercantile also serves as the Funds' administrator. In this capacity, Mercantile generally assists in all aspects of the Funds' operation and administration.

DISTRIBUTOR

  Shares of each Fund are sold on a continuous basis without a sales load by the Company's Distributor, BISYS Fund Services (formerly the Winsbury Company).

  The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

TRANSFER AGENT & FUND ACCOUNTANT

  BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, serves as the transfer agent and dividend disbursing agent for the AFBA Five Star Shares of the Funds. This means that its job is to maintain the account records of all holders of record of AFBA Five Star Shares of the Funds, as well as to distribute any dividends or distributions declared by the Funds with respect to AFBA Five Star Shares. The Transfer Agent also provides full fund accounting services including the computation of each Fund's net asset value, net income and realized capital gains. BISYS Fund Services Ohio, Inc.'s principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

CUSTODIAN

  The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the Custodian of the Funds' assets and provides associated support services including the maintenance of the portfolio securities of each Fund and the collection of all income and other payments received by each Fund.

EXPENSES

  In order to support the services described above as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

  In its capacity as investment adviser, Mercantile is entitled to advisory fees that are completed daily and paid monthly at the annual rate of .60% of the average daily net assets of the Value Equity Fund and .35% of the average daily net assets of the Intermediate Fixed Income Fund. The Adviser may from time to time voluntarily waive all or a portion of its advisory fees in order to assist a Fund in maintaining a competitive expense ratio. For the fiscal year ended May 31, 1995, Mercantile received advisory fees (after waivers) at the effective rate of .44% of the average daily net assets of the Value Equity Fund and .25% of the average daily net assets of the Intermediate Fixed Income Fund.

  In its capacity as administrator, Mercantile is entitled to administration fees that are computed daily and paid monthly at the annual rate of .125% of the average daily net assets of each Fund.

  Operating expenses borne by the Funds include taxes; interest; fees and expenses of directors and officers; Securities and Exchange commission fees; state securities registration and qualification fees; advisory fees; administration fees; fund accounting fees; charges of the custodian and transfer and dividend dispersing agent; certain insurance premiums; outside auditing and legal expenses; cost of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

  Performance information provides you with a method of measuring and monitoring your investment. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each series of shares of a Fund is calculated separately from the performance of the Fund's other series.

  Total return for each Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

  Yields for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

  The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Service, Inc., a widely recognized independent service which monitors the performance of mutual funds.

  Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may also be used for comparison.

  It is important to note that performance figures, which are based on historical earnings, will fluctuate and are not intended to indicate future performance. In addition, the investment return and principal value of an investment in the Value Equity Fund and Intermediate Fixed Income Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield and total return data should be considered in light of the risks associated with each Fund's portfolio composition, quality, maturity, operating expenses and market condition. From time to time, the Company's service contractors may voluntarily waive all or a portion of their compensation in order to assist a Fund in maintaining a competitive expense ratio. The Statement of Additional Information describes the method used to determine each Fund's performance.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Company or such Fund or (b) 67% or more of the outstanding shares of the Company or such Fund if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

[LOGO OF AFBA FIVE STAR SHARES APPEARS HERE]

      of M.S.D.&T. Funds, Inc.


Prospectus

* Value Equity Fund

* Intermediate Fixed Income Fund


September 29, 1995
(as revised December 1, 1995)



SERVICE PROVIDERS:

 Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND ADMINISTRATOR:

[LOGO OF MERCANTILE-SAFE DEPOSIT & TRUST COMPANY APPEARS HERE]
Baltimore, MD

CUSTODIAN:

Fifth Third Bank
Cincinnati, OH

TRANSFER AGENT:

BISYS Fund Services Ohio, Inc.
Columbus, OH

DISTRIBUTOR:

BISYS Fund Services
Columbus, OH

In considering this investment please read this Prospectus carefully.

AFBA INDUSTRIAL BANK IS A WHOLLY-OWNED SUBSIDIARY OF ARMED FORCES BENEFIT SERVICES, INC. AFBA INDUSTRIAL BANK IS NOT AFFILIATED WITH AEGON USA, MERCANTILE-SAFE DEPOSIT AND TRUST, BISYS FUND SERVICES OHIO, INC.,
BISYS FUND SERVICES,FIFTH THIRD BANK OR STATE STREET BANK AND TRUST COMPANY.

                            M.S.D.& T. FUNDS, INC.

                          INSTITUTIONAL SHARES OF THE

                               VALUE EQUITY FUND
                           INTERNATIONAL EQUITY FUND
                        INTERMEDIATE FIXED INCOME FUND
                         MARYLAND TAX-EXEMPT BOND FUND

                      SUPPLEMENT DATED DECEMBER 15, 1995
                  TO THE PROSPECTUS DATED SEPTEMBER 29, 1995

  THE LAST PARAGRAPH ON PAGE 26 OF THE PROSPECTUS UNDER THE HEADING "INVESTMENT ADVISER AND SUB-ADVISER" IS AMENDED AND RESTATED TO READ AS
FOLLOWS:

  David L. Donabedian and Brian B. Topping serve as Co-Portfolio Managers of the Value Equity Fund. Mr. Donabedian, Vice President of Mercantile, has managed the Value Equity Fund since 1992. During the past five years, he has been a portfolio manager and economic analyst at Mercantile. Portfolios under his management include employee benefit and endowment trust funds in addition to the Value Equity Fund. Prior to joining Mercantile, Mr. Donabedian was employed by Lehman Brothers. Mr. Topping, Vice Chairman of the Board, Chief Investment Officer and head of the Trust Division at Mercantile, has co-managed the Value Equity Fund since December, 1995. He has managed endowment, employee benefit and foundation portfolios since joining Mercantile in 1976.

  M.S.D.&T.
  FUNDS, INC.

 Prospectus

*Value Equity Fund
*International Equity Fund
*Intermediate Fixed Income Fund
*Maryland Tax-Exempt Bond Fund

  Institutional Shares

September 29, 1995

M.S.D. & T. FUNDS, INC.
Two Hopkins Plaza
Baltimore, MD 21201

For current yield, purchase and redemption information, call (800) 551-2145.

    M.S.D. & T. Funds, Inc. (the "Company") is a no-load, open-end, professionally managed investment company offering in this Prospectus shares ("Institutional Shares" or "Shares") in four separate investment portfolios (the "Funds"), each having its own investment objective and policies.

    THE VALUE EQUITY FUND'S investment objective is to seek long-term capital appreciation, with income being a secondary objective. The Fund pursues its objective by investing substantially all of its assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued. The Fund may invest in both domestic and foreign securities.

    THE INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term growth of capital and income consistent with reasonable risk. Under normal market and economic conditions, the Fund invests at least 65% of its total assets in equity securities in at least three different countries outside the United States, as determined by the location of the principal business of each issuer.

    THE INTERMEDIATE FIXED INCOME FUND'S investment objective is to seek as high a level of current income as is consistent with protection of capital. Under normal market and economic conditions, the Fund invests substantially all of its assets in fixed income obligations, including a broad range of corporate, government, bank, commercial, asset-backed and mortgage-related obligations, all having remaining effective maturities of ten years or less. The Fund may invest in both domestic and foreign securities.

    THE MARYLAND TAX-EXEMPT BOND FUND'S investment objective is to seek a high level of interest income that is exempt from Federal and Maryland state and local income taxes.

    Mercantile-Safe Deposit and Trust Company is the Funds' investment adviser. Dunedin Fund Managers Ltd is the International Equity Fund's sub-adviser. Shares of each Fund are sold without a sales charge by BISYS Fund Services (formerly The Winsbury Company), the Funds' distributor.

    SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus briefly sets forth information about the Funds that a prospective investor should consider before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information dated September 29, 1995 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing to the Company at the above address or by calling (800) 551-2145. The Statement of Additional Information is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SEPTEMBER 29, 1995

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE TABLE..............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES AND POLICIES.........................................   6
INVESTMENT LIMITATIONS.....................................................  17
HOW TO PURCHASE AND REDEEM SHARES..........................................  18
PRICING OF SHARES..........................................................  22
DIVIDENDS AND DISTRIBUTIONS................................................  22
TAXES......................................................................  23
MANAGEMENT OF THE COMPANY..................................................  26
EXPENSES OF THE COMPANY....................................................  28
DESCRIPTION OF THE COMPANY AND ITS SHARES..................................  28
PERFORMANCE INFORMATION....................................................  29
MISCELLANEOUS..............................................................  31

                                 EXPENSE TABLE

               ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
                 AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS*

                                        INTERNATIONAL   INTERMEDIATE     MARYLAND
                             VALUE          EQUITY         FIXED        TAX-EXEMPT
                          EQUITY FUND        FUND       INCOME FUND     BOND FUND
                         (INSTITUTIONAL (INSTITUTIONAL (INSTITUTIONAL (INSTITUTIONAL
                            SHARES)        SHARES)        SHARES)        SHARES)
                         -------------- -------------- -------------- --------------
Management Fees (net of
 waivers)...............      .44%           .74%           .25%           .20%
Other Expenses (net of
 waivers) (includes
 administration, custody
 and transfer agency,
 and miscellaneous other
 charges)...............      .29%           .31%           .35%           .42%
                              ----          -----           ----           ----
Total Fund Operating
 Expenses (net of
 waivers)...............      .73%          1.05%           .60%           .62%
                              ====          =====           ====           ====

EXAMPLE:
    An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return (a hypothetical return required by SEC regulations for this calculation) and (2) redemption at the end of the following time periods:
1 Year..................       $ 7           $ 11            $ 6            $ 6
3 Years.................       $23           $ 33            $19            $20
5 Years.................       $41           $ 58            $33            $35
10 Years................       $91           $128            $75            $77

-------------------

    *Other credits or charges, not reflected in the Expense Table, may be borne directly by shareholders who invest in the Funds through financial institutions.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN IN THE TABLE.

    The purpose of this Expense Table is to assist investors in understanding the various costs and expenses that investors in Institutional Shares of the Funds will bear indirectly as shareholders. Except as stated below, the Expense Table reflects expenses the Funds incurred during the fiscal year ended May 31, 1995 on their Institutional Shares. With respect to the Value Equity and Intermediate Fixed Income Funds, the Expense Table has been restated to reflect the expenses these Funds expect to incur during the current fiscal year on their Institutional Shares. The investment adviser and administrator waived a portion of their fees otherwise payable by the Funds for the fiscal year ended May 31, 1995 and expect to voluntarily waive a portion of their fees otherwise payable by the Funds for the fiscal year ending May 31, 1996 in order to assist the Funds in maintaining competitive expense ratios. Stated as a percentage of average daily net assets, absent fee waivers, (i) it is expected that Management Fees, Other Expenses and Total Fund Operating Expenses would be .60%, .29%, and .89%, respectively, with respect to the Institutional Shares of the Value Equity Fund; and .35%, .35% and .70%, respectively, with respect to the Institutional Shares of the Intermediate Fixed Income Fund; and (ii) Management Fees, Other Expenses and Total Fund Operating Expenses would have been .50%, .47% and .97%, respectively, with respect to the Institutional Shares of the Maryland Tax-Exempt Bond Fund; and .80%, .36% and 1.16%, respectively, with respect to the Institutional Shares of the International Equity Fund. For more complete descriptions of the Funds' operating expenses, see "Management of the Company" and "Expenses" in this Prospectus.

                             FINANCIAL HIGHLIGHTS

    The table below sets forth certain information concerning the historic investment results of the Institutional Shares of the Funds. The table has been derived from the financial statements for each Fund. The financial statements for each Fund have been audited by Coopers & Lybrand L.L.P., the Company's independent accountants, whose report thereon is included in the Statement of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

    As of the date of this Prospectus, only Institutional Shares have been sold, although the Company plans to offer AFBA Five Star Shares in the Value Equity and Intermediate Fixed Income Funds. AFBA Five Star Shares of these Funds are sold exclusively by AEGON USA Securities, Inc. as selling dealer primarily to members of the Armed Forces Benefit Association and their families. The Institutional Shares and AFBA Five Star Shares will represent equal pro rata interests in the respective Funds, except that the AFBA Five Star Shares will bear separate shareholder servicing and other operating expenses that may be paid in differing amounts and will enjoy certain exclusive voting rights on matters relating to those expenses. For example, AFBA Five Star Shares will bear the servicing fees payable under the Servicing Agreement described in the prospectus relating to such shares, whereas the Institutional Shares bear no such expenses.

                                                INSTITUTIONAL SHARES

                                                                           INTERNATIONAL
                                      VALUE EQUITY FUND                     EQUITY FUND
                          ---------------------------------------------- ------------------
                           YEAR     YEAR     YEAR     YEAR    2/28/91/1/  YEAR    7/2/93/1/
                           ENDED    ENDED    ENDED    ENDED       TO      ENDED      TO
                          5/31/95  5/31/94  5/31/93  5/31/92   5/31/91   5/31/95   5/31/94
                          -------  -------  -------  -------  ---------- -------  ---------
Net Asset Value, Begin-
 ning of Period.........  $12.14   $12.39   $11.36   $10.69      $10.00  $11.81     $10.00
                          ------   ------   ------   ------    --------  ------   --------
Income From Investment
 Operations:
 Net Investment Income..    0.35     0.29     0.29     0.33        0.09    0.03       0.08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments and
  Foreign Currency......    1.55    (0.18)    1.13     0.66        0.60    0.08       1.81
                          ------   ------   ------   ------    --------  ------   --------
 Total From Investment
  Operations............    1.90     0.11     1.42     0.99        0.69    0.11       1.89
                          ------   ------   ------   ------    --------  ------   --------
Less Distributions:
 Dividends to Sharehold-
  ers from Net Invest-
  ment Income...........   (0.34)   (0.28)   (0.30)   (0.32)      --      (0.04)     (0.07)
 Distributions to Share-
  holders from Net Capi-
  tal Gains.............   (0.28)   (0.08)   (0.09)    --         --      (0.28)     (0.01)
                          ------   ------   ------   ------    --------  ------   --------
 Total Distributions....   (0.62)   (0.36)   (0.39)   (0.32)       0.00   (0.32)     (0.08)
                          ------   ------   ------   ------    --------  ------   --------
Net Asset Value, End of
 Period.................  $13.42   $12.14   $12.39   $11.36      $10.69  $11.60     $11.81
                          ======   ======   ======   ======    ========  ======   ========
Total Return............  16.22%    0.87%   12.87%    9.51%       6.90%   0.82%     18.98%
Ratios/Supplemental Data
 Net Assets, End of Pe-
  riod ($000)...........  91,277   53,240   46,754   17,463       4,801  69,172     47,472
 Ratio of Expenses to
  Average Net As-
  sets/3/...............   0.73%    0.68%    0.68%    0.68%    0.68%/2/   1.05%   1.00%/2/
 Ratio of Net Investment
  Income to Average Net
  Assets................   2.99%    2.41%    2.68%    3.05%    4.10%/2/   1.20%   0.82%/2/
Portfolio turnover
 rate...................  33.26%   61.16%   11.99%    9.57%       1.98%  42.15%     39.49%

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1995, May 31, 1994, May 31, 1993 and May 31, 1992 and the period ended May 31, 1991 would have been .89%, .87%, .88%, .96% and 1.20% (annualized), respectively, for the Value Equity Fund; 1.16% and 1.20%, respectively, for the year ended May 31, 1995 and for the period ended May 31, 1994 for the International Equity Fund.

                                             INSTITUTIONAL SHARES

                                                                         MARYLAND TAX-EXEMPT BOND
                                INTERMEDIATE FIXED INCOME FUND                     FUND
                          ---------------------------------------------- ---------------------------
                           YEAR     YEAR     YEAR     YEAR    3/14/91/1/  YEAR     YEAR    6/2/92/1/
                           ENDED    ENDED    ENDED    ENDED       TO      ENDED    ENDED      TO
                          5/31/95  5/31/94  5/31/93  5/31/92   5/31/91   5/31/95  5/31/94   5/31/93
                          -------  -------  -------  -------  ---------- -------  -------  ---------
Net Asset Value, Begin-
 ning of Period.........  $10.10   $10.55   $10.31   $ 9.97    $  10.00  $10.25   $10.55   $   10.00
                          ------   ------   ------   ------    --------  ------   ------   ---------
Income From Investment
 Operations:
 Net Investment Income..    0.56     0.50     0.56     0.60        0.13    0.49     0.50        0.48
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    0.33    (0.39)    0.24     0.34       (0.03)   0.15    (0.28)       0.55
                          ------   ------   ------   ------    --------  ------   ------   ---------
 Total From Investment
  Operations............    0.89     0.11     0.80     0.94        0.10    0.64     0.22        1.03
                          ------   ------   ------   ------    --------  ------   ------   ---------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....   (0.56)   (0.50)   (0.56)   (0.60)      (0.13)  (0.49)   (0.50)      (0.48)
 Distributions to
  Shareholders from Net
  Capital Gains.........     --     (0.06)     --       --          --      --     (0.02)        --
                          ------   ------   ------   ------    --------  ------   ------   ---------
 Total Distributions....   (0.56)   (0.56)   (0.56)   (0.60)      (0.13)  (0.49)   (0.52)      (0.48)
                          ------   ------   ------   ------    --------  ------   ------   ---------
Net Asset Value, End of
 Period.................  $10.43   $10.10   $10.55   $10.31    $   9.97  $10.40   $10.25   $   10.55
                          ======   ======   ======   ======    ========  ======   ======   =========
Total Return............   9.13%    0.94%    7.94%    9.68%    4.78%/2/   6.48%    1.99%   10.59%/2/
Ratios/Supplemental Data
 Net Assets, End of Pe-
  riod ($000)...........  44,652   35,008   28,078   17,549       1,298  12,360   20,008      15,707
 Ratio of Expenses to
  Average Net As-
  sets/3/...............   0.60%    0.55%    0.55%    0.55%    0.55%/2/   0.62%    0.55%    0.55%/2/
 Ratio of Net Investment
  Income to Average Net
  Assets................   5.56%    4.75%    5.32%    5.76%    6.17%/1/   4.83%    4.66%    4.78%/2/
Portfolio turnover
 rate...................  22.01%   48.58%   12.29%   13.76%      34.73%  36.80%   33.89%      17.59%

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1995, May 31, 1994, May 31, 1993 and May 31, 1992 and the period ended May 31, 1991 would have been .70%, .66%, .64%, .72% and .97% (annualized), respectively, for the years ended May 31, 1995, May 31, 1994, May 31, 1993 and May 31, 1992 and the period ended May 31, 1991 for the Intermediate Fixed Income Fund; and .97%, .86%, and
 .94% (annualized), respectively, for the years ended May 31, 1995 and May 31, 1994 and for the period ended May 31, 1993 for the Maryland Tax-Exempt Bond Fund.

INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

    The Company is a no-load, open-end, professionally managed investment company offering in this Prospectus Shares in four investment portfolios (the "Funds"). The Maryland Tax-Exempt Bond Fund is classified as a non-diversified investment company; the other Funds are classified as diversified investment companies. The Value Equity Fund may be referred to as the "Equity Fund"; the International Equity Fund may be referred to as the "International Fund"; the Intermediate Fixed Income Fund may be referred to as the "Fixed Income Fund"; and the Maryland Tax-Exempt Bond Fund may be referred to as the "Maryland Fund." The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined in "Miscellaneous"). Although management will use its best efforts to achieve the investment objective of each Fund, there can be no assurance it will be able to do so. Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval.

VALUE EQUITY FUND

    The Value Equity Fund's investment objective is to seek long-term capital appreciation, with income being a secondary objective. The Equity Fund pursues its objective by investing substantially all of its assets in a diversified portfolio of equity securities consisting of common stock, preferred stock and debt obligations convertible into common stock that the Equity Fund's investment adviser believes to be undervalued. The Equity Fund's investment policy is to invest in individual stocks, selected on the basis of fundamental and/or technical research, that appear to represent good relative values and seem likely to appreciate in price. The ratios of a stock's price to earnings and book value, its earnings trend and its dividend growth rate will be factors considered in stock selection. The securities in which the Equity Fund invests may produce higher than average dividend yields, although income is a secondary objective in the selection of investments. Under normal market and economic conditions, the Equity Fund will invest at least 65% of its total assets in equity securities. The Equity Fund's investment adviser will attempt to reduce investment risks by investing in many different companies and a variety of industries.

    Although the Equity Fund will invest primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 25% of its total assets in securities of foreign issuers, either directly or through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Other Investment Policies--Foreign Securities" and "Other Investment Policies--American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs")." During normal market and economic conditions, the Equity Fund may also hold up to 25% of its total assets in instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and debt obligations which are rated at the time of purchase within the three highest rating categories generally assigned by an unaffiliated national statistical rating organization (each a "Rating Agency") or, if unrated, are determined by the investment adviser to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of applicable debt security ratings.

    The Equity Fund may reduce the percentage of its investments in equity securities and temporarily invest its assets in fixed-income securities, including the types of securities in which the Fixed Income Fund may invest and high quality short-term money market instruments, when, in the opinion of the Equity Fund's investment adviser, a defensive posture is warranted, or to meet anticipated redemption requests.

    For additional information concerning the Equity Fund's investment practices, see "Other Investment Policies" below.

THE INTERNATIONAL EQUITY FUND

    The investment objective of the International Equity Fund is long-term growth of capital and income consistent with reasonable risk. Although the International Fund may earn income from dividends, the production of current income will be a secondary consideration for the Fund. Under normal market and economic conditions, at least 65% of its assets will be invested in equity securities in at least three different foreign countries, as determined by the location of the principal business of each issuer. (Currently, the International Equity Fund expects that substantially all of its assets will be invested in these securities.) The International Fund expects to invest primarily in equity securities of issuers in Japan, the United Kingdom, Western European countries such as France, Germany, the Netherlands and Spain, and Far Eastern countries such as Hong Kong, Malaysia and Singapore. Investments may also be made from time to time in securities of issuers in other countries outside the United States.

    Foreign securities which the International Fund may acquire include common stock, preferred stock, debt securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities. The International Fund will generally acquire stocks with relatively low ratios of market values to earnings and to book values. There are no limitations on the amount of the International Fund's assets that can be invested in securities of issuers in any one country. The International Fund may also purchase securities of issuers in the United States, although it has no present intention of doing so.

    The International Fund may hold assets in cash and short-term money market instruments when Fund management believes that the Fund should assume a temporary defensive position because of unfavorable investment conditions, to meet redemption requests, or to take advantage of emerging investment opportunities.

    For additional information concerning the International Fund's investment practices, see "Other Investment Policies" below.

RISK FACTORS REGARDING INVESTMENT IN FOREIGN SECURITIES

    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the International Fund will invest heavily in securities denominated or quoted in foreign currencies, changes in currency exchange rates will, to the extent the International Fund does not adequately hedge against such fluctuations, affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

    There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the United States. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. The International Fund might have greater difficulty taking appropriate legal action in a foreign court.

    Dividends and interest payable on the International Equity Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the Federal income tax provisions--see "Taxes"--they may reduce the net return to the International Fund's shareholders. Investors should also understand that the expense ratio of the International Fund can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

INTERMEDIATE FIXED INCOME FUND

    The Intermediate Fixed Income Fund's investment objective is to seek as high a level of current income as is consistent with protection of capital. The Fixed Income Fund invests substantially all of its assets in corporate debt obligations such as bonds and debentures; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign issuers, including foreign corporations and foreign governments and their political subdivisions; asset-backed securities; collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments. The Fixed Income Fund may also invest, from time to time, in Municipal Obligations (as defined below under "Maryland Tax-Exempt Bond Fund") whether or not the income thereon is entirely exempt from Federal income taxes. The purchase of such Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. The value of the Fixed Income Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.

    Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in corporate debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-backed securities, including collateralized mortgage obligations. Up to 25% of the total assets of the Fixed Income Fund may be invested in debt obligations of foreign issuers. The Fixed Income Fund will invest only in debt obligations that are rated at the time of purchase within the three highest rating categories by a Rating Agency or, if unrated, are determined by the investment adviser to be of comparable quality. The Fixed Income Fund may also invest, without limitation, in high quality short-term money market instruments for temporary defensive purposes. See the Appendix to the Statement of Additional Information for a description of the applicable debt security ratings.

    The investment adviser expects that under normal market conditions the Fixed Income Fund's portfolio securities will have an average weighted maturity of three to ten years. For additional information concerning the Fixed Income Fund's investment practices, see "Other Investment Policies" below.

MARYLAND TAX-EXEMPT BOND FUND

    The Maryland Tax-Exempt Bond Fund's investment objective is to seek a high level of interest income that is exempt from Federal and Maryland state and local income taxes. The Fund invests substantially all of its assets in debt instruments issued by or on behalf of the State of Maryland and other states, territories and possessions of the United States, the District of Columbia, and their respective political subdivisions, agencies, instrumentalities, and authorities ("Municipal Obligations"). Dividends paid by the Maryland Fund which are derived from interest attributable to tax-exempt obligations of the State of Maryland and its political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico ("Maryland Municipal Obligations"), will be exempt from regular Federal income taxes and Maryland state income taxes. Dividends derived from interest on debt obligations of other governmental issuers will be exempt from regular Federal income tax but generally will be subject to Maryland state and local income taxes. (See "Taxes--Maryland Tax-Exempt Bond Fund" below.) The Maryland Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's total assets will be invested in Maryland Municipal Obligations.

    Except during periods of unusual market conditions or during temporary defensive periods, at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from Federal income tax. For purposes of this policy, securities the interest on which is treated as a specific tax preference item under the Federal alternative minimum tax will be considered taxable. The Maryland Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by the Fund. For additional information concerning the Fund's investment practices, see "Other Investment Policies" below.

    The Maryland Fund may from time to time invest a portion of its assets on a temporary basis (for example, during unusual market conditions or when appropriate Maryland Municipal Obligations are unavailable) or for temporary defensive purposes in short-term taxable money market instruments as described below under "Other Investment Policies--Money Market Instruments," securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Other Investment Policies."

    Municipal Obligations acquired by the Maryland Fund will generally be rated at the time of purchase within one of the four highest investment grade categories assigned by a Rating Agency. Obligations rated within the lowest of the top four rating categories are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund may also acquire short-term Municipal Obligations such as tax-exempt commercial paper, municipal notes, and variable rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Unrated obligations purchased by the Maryland Fund will be determined by the Fund's investment adviser to be comparable in quality to rated obligations that may be acquired by the Fund. Subsequent to its purchase by the Maryland Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Maryland Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A to the Statement of Additional Information for a description of applicable debt obligation ratings.

    The Maryland Fund's average weighted maturity will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors. Although the Fund anticipates that Municipal Obligations acquired by it will normally have intermediate or long-term maturities, when, in the opinion of the investment adviser, a defensive investment position is warranted, the Fund may invest temporarily and without limitation in high-grade, short-term instruments of the types listed above.

    The yields of Municipal Obligations depend, among other things, upon conditions in the Municipal Obligations market and fixed income markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. A general decline in interest rates will generally increase the market value of Municipal Obligations while a rise in interest rates will tend to have the opposite effect.

OTHER INVESTMENT POLICIES
    GOVERNMENT OBLIGATIONS

    The Equity Fund, Fixed Income Fund and the Maryland Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

    MUNICIPAL OBLIGATIONS

    The two principal classifications of the Municipal Obligations in which the Fixed Income Fund and Maryland Fund may invest are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    The portfolios of the Fixed Income and Maryland Funds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Certain of the Municipal Obligations held by the Maryland Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

    Further, the Maryland Fund may purchase Municipal Obligations in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. Certificates of participation may be purchased from a bank, broker-dealer, or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations and are generally valued at par or less than par in the open market. To the extent that these securities are illiquid, they will be subject to the Maryland Fund's 10% limitation on investments in illiquid securities. The liquidity of these securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. To alleviate potential liquidity problems with respect to these investments, the Maryland Fund may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Maryland Fund and upon certain conditions (such as the Fund's payment of a fee).

    The Maryland Fund may acquire zero coupon obligations (discount debt obligations) on which the payment of interest is not made until maturity, although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those that require the payment of interest periodically.

    In addition, the Maryland Fund may acquire custodial receipts evidencing the right to receive either specific future interest payments, principal payments or both on certain Municipal Obligations. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" or "M-CATS", and "Municipal Zero-Coupon Receipts."

    The Maryland Fund may also make privately arranged loans to municipal borrowers. Generally such loans are unrated, in which case they will be determined by the Maryland Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Maryland Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by the Maryland Fund may have a demand provision permitting the Maryland Fund to require repayment within seven days. To the extent these securities are illiquid, they will be subject to the Maryland Fund's 10% limitation on investments in illiquid securities.

    The Fixed Income Fund and Maryland Fund may also acquire "stand-by commitments" with respect to the Municipal Obligations in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at such Fund's option specified Municipal Obligations at a specified price. Stand-by commitments acquired by a Fund may also be referred to as "put" options. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

    Opinions relating to the validity of Municipal Obligations and the exemption of interest thereon from regular Federal income tax (and, with respect to Maryland Municipal Obligations, to the exemption of interest from Maryland state or local income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

    MONEY MARKET INSTRUMENTS

    Each Fund may from time to time invest in "money market instruments," a term that includes, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks. Although the Equity Fund, Fixed Income Fund and the Maryland Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the investment adviser determines that the instrument presents minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase.

    Investments by the Equity Fund, Fixed Income Fund and the Maryland Fund in taxable commercial paper will consist of issues that are rated at the time of purchase within the highest rating category assigned by a Rating Agency. In addition, each of the Equity, Fixed Income and the Maryland Funds may acquire unrated commercial paper and corporate bonds that are determined by the investment adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund. Commercial paper may include variable and floating rate instruments.

    Investments by the Maryland Fund in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to Federal income tax, will not exceed 20% of the net assets of the Fund, except during periods of unusual market conditions or when made for temporary defensive purposes.

    VARIABLE AND FLOATING RATE INSTRUMENTS

    Municipal Obligations and other instruments purchased by the Maryland Fund may include variable and floating rate instruments issued by corporations, industrial development authorities and governmental entities. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Maryland Fund, the Fund may from time to time as specified in the instrument demand payment of principal and accrued interest or may resell the instrument to a third party. The absence of a secondary market, however, could make it difficult for the Maryland Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligations or during periods that the Maryland Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

    ASSET-BACKED SECURITIES

    The Fixed Income Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Payments of interest and principal may be partially guaranteed by a letter of credit issued by a financial institution such as a bank. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables and home equity loans. The Fixed Income Fund may also invest in other types of asset-backed securities that may be available in the future. The acquisition of asset-backed securities issued by companies which are investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), will be subject to the percentage limitations described under the heading "Securities of Other Investment Companies."

    The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

    Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

    Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described under the heading "Illiquid Securities."

    MORTGAGE-RELATED SECURITIES

    The Fixed Income Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities provide a monthly payment consisting of interest and principal.

    CMOs are a type of bond issued by non-governmental entities which are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

    Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities.

    Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. To the extent that the Fixed Income Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

    REPURCHASE AGREEMENTS

    Each Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Funds' investment adviser will enter into repurchase agreements only with financial institutions it deems creditworthy, pursuant to guidelines established by the Board of Directors, and during the term of any repurchase agreement, the investment adviser will continue to monitor the creditworthiness of the seller.

    REVERSE REPURCHASE AGREEMENTS

    Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements in accordance with its investment limitations. Under the terms of a reverse repurchase agreement a Fund would sell portfolio securities to a financial institution and agree to repurchase them at an agreed upon date and price. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

    The Fixed Income Fund and Maryland Fund may purchase securities on a firm commitment or "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase, or in the case of the Fixed Income Fund, to sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when delivery of the securities takes place. Securities purchased on a firm commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Funds expect that forward commitments and purchases of firm commitment or when-issued securities will not exceed 25% of the value of their respective total assets absent unusual market conditions. Because a Fund is required to set aside cash or liquid high grade debt obligations to satisfy its purchase commitments, a Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes but only in furtherance of their respective investment objectives.

    LOANS OF PORTFOLIO SECURITIES

    Each Fund may loan its portfolio securities to financial institutions such as banks and broker-dealers in accordance with its investment limitations. Loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Funds' investment adviser to be of good standing and only when, in the investment adviser's judgment, the income to be earned from the loans justifies the attendant risks. While there is no limit on the amount of securities which the Funds may loan, fees attributable to securities lending activities are subject to certain limits under the Internal Revenue Code of 1986, as amended.

    SECURITIES OF OTHER INVESTMENT COMPANIES

    In connection with the management of their daily cash positions, the Equity Fund, Fixed Income Fund and Maryland Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. The Fixed Income Fund may also invest in asset-backed securities issued by issuers that may be deemed to be investment companies within the meaning of the 1940 Act. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. Income derived by the Maryland Fund from the acquisition of shares of other investment companies which invest in taxable instruments will be, when paid by the Fund as dividends to its shareholders, subject to Federal income taxes. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses each Fund bears directly in connection with its own operations.

    FOREIGN SECURITIES

    The International Fund will, and the Equity and Fixed Income Funds may, invest in foreign securities, and each Fund may invest in obligations of foreign banks or foreign branches of U.S. banks. For a discussion of the risks involved in investment in foreign securities, see "Risk Factors Regarding Investment in Foreign Securities" above.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Equity, International and Fixed Income Funds buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or sell foreign currencies.

    A forward foreign currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price set at the time of the contract. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

    A Fund may use forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. The use of such forward contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the particular Fund's assets but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities decline, but forward foreign currency exchange contracts do allow a Fund to establish a rate of exchange for a future point in time.

    FUTURES CONTRACTS

    The International Fund may also enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward currency contracts described above) and related futures options, as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets.

    AMERICAN DEPOSITORY RECEIPTS (ADRS) AND EUROPEAN DEPOSITORY RECEIPTS (EDRS)

    The Equity Fund may invest up to 25% of its assets in securities of foreign issuers directly or in the form of ADRs or EDRs, or similar instruments representing securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADR prices are denominated in U.S. dollars although the underlying security may be denominated in a foreign currency.

EDRs are receipts issued by a European financial institution evidencing a similar arrangement, and are generally designed for use in European securities markets. ADRs and EDRs may be listed on a national securities exchange or may be traded in the over-the-counter market. Investments in ADRs and EDRs involve risks similar to those accompanying direct investment in foreign securities. See "Risk Factors Regarding Investment in Foreign Securities" above.

OTHER INVESTMENT POLICIES AND TECHNIQUES - INTERNATIONAL EQUITY FUND

    The International Fund may utilize from time to time the investment techniques identified below. It is the International Fund's current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques, except that a different limitation applies to writing foreign currency call options.

    FOREIGN CURRENCY PUT OPTIONS. The International Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the International Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

    FOREIGN CURRENCY CALL OPTIONS. A call option written by the International Fund gives the purchaser, upon payment of a premium, the right to purchase from the International Fund a currency at the exercise price until the expiration of the option. The International Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the International Fund to cover such call writing.

    UNLISTED FOREIGN CURRENCY PUT AND CALL OPTIONS. A number of major investment firms trade unlisted currency options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the limitation on investments in illiquid securities.

    RIGHTS AND WARRANTS. The International Fund may invest in rights and warrants to purchase securities.

    EMERGENCY BORROWING. As a temporary measure for extraordinary or emergency purposes, the International Fund may borrow money from banks on an unsecured basis.

    ILLIQUID SECURITIES

    The International Fund will not knowingly invest more than 15%, and the Equity, Fixed Income and Maryland Funds will not knowingly invest more than 10%, of the value of their respective net assets in securities that are considered illiquid, including restricted securities, unlisted foreign currency options and other securities for which market quotations are not readily available. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the investment adviser has determined under the supervision and direction of the Company's Board of Directors that an adequate trading market exists for such securities or that market quotations are readily available).

    Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Directors or the Fund's investment adviser, under the supervision and direction of the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

RISK FACTORS REGARDING INVESTMENT IN MARYLAND MUNICIPAL OBLIGATIONS

    The Maryland Fund's concentration in securities issued primarily by the State of Maryland and its political subdivisions, agencies and instrumentalities involves greater risks than a fund more broadly invested in securities issued by many different states and municipalities.

    Some of the significant financial considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before March 23, 1995, relating to issues of Maryland obligations and does not purport to be a complete description.

    The State's total expenditures for the fiscal years ending June 30, 1992, June 30, 1993 and June 30, 1994 were $11.585 billion, $11.786 billion and $12.351 billion, respectively. As of March 23, 1995, it was estimated that total expenditures for fiscal year 1995 would be $13.834 billion. The State's General Fund, representing approximately 50%-60% of each year's total budget, had a deficit on a budgetary basis of $56 million in fiscal year 1992, a surplus of $11 million in fiscal year 1993 and a surplus of $60 million in fiscal year 1994. The Governor of Maryland reduced fiscal year 1993 appropriations by approximately $56 million to offset the fiscal year 1992 deficit. The State Constitution mandates a balanced budget.

    In April 1994, the General Assembly approved the $13.3 billion 1995 fiscal year budget. The Budget includes $2.6 billion in aid to local governments (reflecting a $102.4 million increase in funding over 1994 that provides for substantial increases in education, health and police aid), and $104.8 million in general fund deficiency appropriations for fiscal year 1994, of which $60.5 million is a legislatively mandated appropriation to the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. When the 1995 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1995, would be approximately $9.6 million, excluding $60.5 million that was mandated to be appropriated in the 1995 session of the General Assembly to the Revenue Stabilization Account of the State Reserve Fund. As of March 23, 1995 it was estimated that the general fund surplus on a budgetary basis at June 30, 1995, would be $76.9 million.

    In April 1995, the General Assembly approved the $14.4 billion 1996 fiscal year budget. The Budget includes $2.8 billion in aid to local governments (reflecting a $161 million increase over 1995 that provides for substantial increases in education, health and police aid), and $131.1 million in general fund deficiency appropriations for fiscal year 1995, of which $60 million is an appropriation to the Revenue Stabilization Account of the State Reserve Fund. As of September 20, 1995 it is estimated that the general fund surplus on a budgetary basis at June 30, 1996 will be $34.3 million.

    The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

    While the factors mentioned above indicate that Maryland and its instrumentalities are addressing the effects of the economic recession and, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular Maryland Municipal Obligations may not be adversely affected by changes in state or local economic or political conditions.

    OTHER CONSIDERATIONS

    In seeking to achieve its investment objective, the Maryland Fund may invest in Municipal Obligations that are private activity bonds the interest on which is subject to the Federal alternative minimum tax. Investments in such securities will not exceed 20% of the Maryland Fund's net assets when added together with any taxable investments held by the Fund, except during periods of unusual market conditions or when made for temporary defensive purposes. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax, and in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the investment adviser. To the extent that the Maryland Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

    The Maryland Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

INVESTMENT LIMITATIONS

    The following investment limitations may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). See the Statement of Additional Information for a description of other investment limitations that may not be changed without a vote of shareholders.

    No Fund may:

      1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or, with respect to the Equity, Fixed Income and Maryland Funds, more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the total assets of the Equity Fund, International Fund and Fixed Income Fund may be invested without regard to these limitations and up to 50% of the value of the Maryland Fund's assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

      2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry.)

      3. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% (5% in the case of the International Fund) of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% (5% in the case of the International Fund) of the value of its total assets at the time of such borrowing. A Fund will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund's total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Statement of Additional Information or in this Prospectus are not deemed to be pledged for purposes of this limitation.

      Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and related options, the Equity, Fixed Income and Maryland Funds do not currently intend to acquire such instruments. Prior to making such investments, the Funds would add appropriate disclosure concerning the Funds' investment in such instruments to the Prospectus and Statement of Additional Information.

ADDITIONAL INFORMATION RELATING TO ALL FUNDS

    If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities or total assets will not constitute a violation of the limitation.

    In order to permit the sale of Fund Shares in certain states, the Company may make commitments more restrictive than the investment policies and limitations described above. Should the Company determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its Shares to investors residing in the state involved.

HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares of each Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services (formerly The Winsbury Company) (the "Distributor"). The Distributor acts as agent for each Fund in the distribution of its Shares and, in such capacity, has agreed to use appropriate efforts to promote the Funds and to solicit orders for the purchase of the Funds' Shares. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

PURCHASE OF SHARES - GENERAL

    Shares of the Funds are sold to customers having qualified accounts with the trust or banking departments of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks or with affiliates of the transfer agent for the Funds' Institutional Shares, State Street Bank and Trust Company (the "Transfer Agent") (referred to herein individually as a "Bank" and collectively as the "Banks"). Shares of the Funds also may be sold to individual investors who purchase them directly from the Company without maintaining qualified accounts with the Banks ("Direct Investors") by means of the procedures described below under "Purchase and Redemption Procedures for Direct Investors."

    Shares are sold at the net asset value per Share next determined after receipt of a purchase order by the Transfer Agent. Purchase orders for Shares will be accepted by the Transfer Agent only on a day on which the Shares of a Fund are priced ("Business Days"). See "Pricing of Shares."

    The Banks will serve as shareholder of record for those customers acquiring Shares of the Company through qualified accounts at the Banks. The individual investors will serve as shareholder of record for the Direct Investor accounts.

    Confirmations of purchases and redemptions will be sent to the shareholder of record. The Company reserves the right to reject any purchase order.

PURCHASING SHARES THROUGH THE BANKS

    The purchase of Shares by the Banks, acting on behalf of their customers, is governed by procedures established by the Banks in connection with their customer accounts. Information relating to specific purchase procedures is available from the Banks. Shareholders purchasing Shares of the Funds may include officers, directors, or employees of the Banks.

    The Banks do not impose a minimum initial or subsequent investment requirement for Shares purchased on behalf of their customers. If a customer has agreed with a Bank to maintain a minimum cash balance in the account he or she maintains with the Bank and the balance falls below the agreed minimum, the customer may be obliged to redeem all or a part of the Shares held in his or her account to the extent necessary to maintain the required minimum balance.

REDEMPTION OF SHARES - GENERAL

    Shares are redeemed at the net asset value per Share next determined after receipt by the Transfer Agent of the redemption order. Redemption orders will be accepted only on Business Days.

    Redemption orders for Shares of a Fund which are received by the Transfer Agent on a Business Day prior to the close of regular trading hours on the New York Stock Exchange (the "Exchange") will be executed at the net asset value determined on that day. Redemption orders received after the close of regular trading hours on the Exchange or on a non-Business Day will be priced as of the time the net asset value is next determined. Payment for such redemption orders is normally wired in Federal funds or sent within five Business Days after receipt of the redemption request. However, in all cases the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Company.

    The Company may redeem Shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act. The Company also reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in-kind"). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem Shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

REDEEMING SHARES THROUGH THE BANKS

    A Bank customer may redeem all or part of his or her Shares in accordance with procedures, instructions and limitations pertaining to his or her account at the Bank. The Bank is responsible for transmitting redemption orders to the Transfer Agent and crediting the customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Company, although the Banks may charge their customers' accounts directly for redemption and other services. Information relating to such procedures, services and charges, if any, is available from the Banks. Absent instructions to the contrary, Bank customers for whose accounts automatic purchases and redemptions will be made may receive monthly confirmations of Share transactions from their Bank. Direct Investors may redeem Shares through the procedures set forth below under "Purchase and Redemption Procedures for Direct Investors."

PURCHASE AND REDEMPTION PROCEDURES FOR DIRECT INVESTORS
    PURCHASES

    For purchases by Direct Investors, the Company generally requires a $50,000 minimum initial investment. Subsequent investments must be a minimum of $100. The Company reserves the right to waive these minimums. Further information on the purchase and redemption procedures described below may be obtained by calling (800) 551-2145.

    Direct Investors may purchase Shares by means of any of the following procedures:

    BY MAIL. Direct Investors may purchase Shares by mail by sending a purchase application, which may be obtained by calling (800) 551-2145, together with a check payable to M.S.D. & T. Funds, Inc., to M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, Massachusetts 02266-8515. The check must be drawn on a bank located in the U.S., must be payable in U.S. dollars and must indicate the specific Fund(s) and the amount to be invested in each.

    BY WIRE. Direct Investors may make initial or subsequent investments in the Funds by wiring Federal funds. Your financial institution may charge a fee for this service. If you are opening an account with a wire purchase, you must call (800) 551-2145 for instructions prior to wiring funds. You also must promptly complete a purchase application and forward it to the address indicated on the application. Redemptions will not be paid until your completed application has been received by the Transfer Agent. If you wish to add to an existing account by wire purchase, you may wire Federal funds to:

                      State Street Bank and Trust Company
                             Boston, Massachusetts
                         Bank Routing No. 011-0000-28
                     M.S.D. & T. Deposit A/C No. 99046435
                  (Reference Fund/Shareholder Account Number)
                        (Reference Shareholder's Name)

    AUTOMATIC INVESTMENT. The Company offers an Automatic Investment Plan whereby Direct Investors may automatically purchase Shares on a regular, monthly basis ($100 initial minimum/monthly additions). Under this Plan, the Transfer Agent originates a request through the Automated Clearing House ("ACH") network to a Direct Investor's financial institution, which forwards funds to the Transfer Agent to purchase Shares. The Automatic Investment Plan may be established with any financial institution that participates in the ACH funds transfer system. Direct Investors will be responsible for all losses and expenses of the Funds as a result of an ACH transfer that is rejected.

    DIRECTED REINVESTMENTS. Direct Investors' dividends and capital gains distributions are automatically reinvested in Shares of the Fund from which such distributions are paid. Direct Investors may elect to have their dividends and capital gains distributions automatically reinvested in Shares of another fund or funds of the Company. Systematic withdrawals from one Fund and reinvestments in another fund also may be established. See "Systematic Withdrawals," below. If you wish to elect these options, please contact the Transfer Agent by calling (800) 551-2145.

    BY EXCHANGE. Direct Investors may use the exchange privilege to exchange Shares of one Fund for Shares of another fund of the Company. See "Exchange Privilege," below.

    REDEMPTIONS

    Direct Investors may redeem or exchange Shares by means of any of the following procedures:

    BY MAIL. Direct Investors may redeem Shares in any number or dollar amount by sending a written request to M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, Massachusetts 02266-8515. The redemption request must state the number of Shares or the dollar amount to be redeemed and identify the specific Fund. If the redemption proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record, each signature must be guaranteed by a financial institution that is a participant in the Stock Transfer

Agency Medallion Program ("STAMP"). In addition, written requests for redemptions exceeding $100,000 must be guaranteed by a financial institution that participates in STAMP.

    BY WIRE. Direct Investors may redeem Shares and direct that the proceeds be sent by Federal wire transfer to a previously designated account. The minimum amount that may be redeemed by this method is $1,000. The Company reserves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request with signatures guaranteed by a financial institution that participates in STAMP must be sent to M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, Massachusetts 02266-8515.

    SYSTEMATIC WITHDRAWALS. Direct Investors may elect to have a fixed sum redeemed at regular intervals ($100 minimum amount per withdrawal) and distributed in cash or reinvested in one or more of the other funds of the Company. See "Directed Reinvestments."

    EXCHANGE PRIVILEGE. The exchange privilege permits the exchange of Shares of one Fund for Shares of another fund of the Company. If you wish to elect this option after opening your account, please contact the Transfer Agent to obtain the appropriate form by calling (800) 551-2145. Exchanges may have tax consequences and will be processed only when the Shares being acquired can be legally sold in the state of the Direct Investor's residence.

    TELEPHONE PRIVILEGE. The telephone privilege permits Direct Investors to redeem or exchange Shares by telephone. Direct Investors that notify the Transfer Agent in writing of their election to redeem or exchange Shares by telephone may do so by calling (800) 551-2145.

    The Company and its service providers have adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds for redemption orders will be sent by check or by wire transfer. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. All wires will be sent to a previously designated bank account. The address of record for redemption checks and bank instructions for redemption by wire may be changed only by a written request with signatures guaranteed by a financial institution that participates in STAMP sent to M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, Massachusetts 02266-8515. The Transfer Agent also utilizes recorded lines for telephone transactions. Neither the Company nor its service providers will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Company fails to use procedures designed to provide assurance that the instructions are genuine, it or its service providers may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, Direct Investors will bear the risk of loss.

    The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Shares by telephone may be modified or terminated by the Company at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place, in which case redemption orders may be placed by mail as described above.

    MISCELLANEOUS REDEMPTION INFORMATION. The Company may require any information reasonably necessary to ensure that a redemption has been duly authorized. All redemption proceeds will be sent to Direct Investors by check unless the Company or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds.

    To relieve the Company of the cost of maintaining uneconomical accounts, the Company reserves the right, after at least 60 days' written notice, to redeem the Shares held by a Direct Investor in any Fund if at the time of any redemption of Shares the net asset value of the remaining Shares held by the Direct Investor in such Fund falls below $5,000.

EFFECTIVE TIME OF PURCHASES

    A purchase order for Shares of a Fund received by the Transfer Agent on a Business Day prior to the close of regular trading hours (currently 4:00 P.M. (Eastern time)) on the Exchange will be priced at the net asset value determined on that day, provided that either: (a) the order is placed by a Direct Investor and is accompanied by payment of the purchase price; or (b) the order is placed by a Bank and the Fund's custodian (the "Custodian") receives payment on the next Business Day in the form of Federal funds or other immediately available funds. If a Direct Investor fails to place an order in proper form with proper payment by such time, the order will be processed at the next determined net asset value after both an order in proper form and such payment have been received. If a Bank places an order and the Custodian does not receive payment in the form of Federal funds or other immediately available funds on the next Business Day, the order will not be accepted and notice thereof will be given to the Bank that submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry.

RETIREMENT PLANS

    Shares of the Equity Fund, International Fund and Fixed Income Fund may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans, which may include services described above under "Purchase and Redemption Procedures for Direct Investors," can be obtained from the Company. To invest through any of the tax-sheltered retirement plans, including individual retirement accounts, please call the Company at (800) 551-2145 for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

PRICING OF SHARES

    The net asset value of Institutional Shares of each Fund for the purpose of pricing purchase and redemption orders is determined as of 4:00 P.M. (Eastern time) each weekday, with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable), the Funds' investment adviser, transfer agent or custodian or the Exchange is closed, which currently include New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day and, with respect to the International Equity Fund, with the exception of those holidays on which the Fund's sub-adviser is closed, which currently include New Year's Day, Good Friday, Easter Monday, May Day Bank Holiday, Christmas Day, Boxing Day and certain other bank holidays recognized by the sub-adviser. Net asset value per Share is calculated by dividing the value of all securities and other assets belonging to a Fund and allocable to its Shares, less the liabilities allocable to its Shares, by the number of the Fund's outstanding Shares.

    The net asset value per Share of each Fund will fluctuate as the value of the investment portfolio of the respective Fund changes. Generally, the investments of each of the Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Because of the separate shareholder servicing and other operating expenses that may be paid in differing amounts with respect to the Institutional Shares and AFBA Five Star Shares, the net asset value of the Equity Fund's Institutional Shares will generally be higher than that of such Fund's AFBA Five Star Shares. Further information regarding the Company's valuation policies is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

    The net investment income of the Equity Fund is declared and paid quarterly as a dividend to its shareholders. Dividends from net investment income of the International Fund are declared and paid semiannually to its shareholders. The net investment income of the Fixed Income Fund and the Maryland Fund is declared daily and paid monthly as a dividend to the shareholders of those Funds. Distributions of any long-term capital gains earned by a Fund will be made at least annually. Distributions of any short-term capital gains earned by a Fund will be distributed no less frequently than annually at the discretion of the Board of Directors.

    Shares in each Fund begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order for the Shares is executed. Dividends are paid to Bank customers by wire transfer to the Banks. Dividends payable to Direct Investors are automatically reinvested in additional Shares of a Fund at the net asset value of such Shares on the ex dividend date with respect to the Equity and International Funds and at the net asset value of such shares on the last business day of the month in which such dividend is declared with respect to the Fixed Income and Maryland Funds. See "Purchase and Redemption Procedures for Direct Investors--Directed Reinvestments." Reinvested dividends receive the same tax treatment as those paid in cash. However, a Direct Investor may elect, upon written notification to the Transfer Agent, to have dividends paid in cash, in which case a check will be sent to the Direct Investor within five Business Days after the end of the month, quarter or semi-annual period to which the dividends relate.

TAXES

VALUE EQUITY FUND, INTERNATIONAL EQUITY FUND AND INTERMEDIATE FIXED INCOME
FUND

    GENERAL

    Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), so long as such qualification is in the best interest of the Fund's shareholders. Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any) net of certain deductions for such year. In general, a Fund's investment company taxable income will be its taxable income, including interest, dividends, and short-term capital gains, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

    The Equity Fund, International Fund and Fixed Income Fund intend to distribute as dividends substantially all of their respective investment company taxable income and net exempt-interest income (if any) each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from Federal income taxes, regardless of whether a distribution is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an individual retirement account or to qualified retirement plans are deferred under the Code.)

    It is anticipated that none of the distributions made by the Fixed Income Fund or International Fund will be eligible for the dividends received deduction allowed to corporations under the Code. In the case of the Equity Fund, such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by that Fund from domestic corporations for the taxable year.

    Substantially all of the net long-term capital gains realized by the Equity Fund, International Fund or Fixed Income Fund, if any, will be distributed at least annually to the shareholders of such Funds. The Funds will generally have no tax liability with respect to such gains and the distributions will be taxable as long-term gains to shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the Shares and whether such gains are received in cash or reinvested in additional Shares.

    If you are considering buying Shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, may be taxable to you.

    A taxable gain or loss may be realized by an investor in the Equity Fund, International Fund or Fixed Income Fund upon his or her redemption of such Shares depending upon the tax basis of the Shares and their price at the time of redemption.

   Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes.

   It is expected that dividends and certain interest income earned by the International Fund from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the International Fund's total assets at the close of any taxable year consists of stock or debt securities of foreign corporations, the International Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the International Fund so elects, the amount of such foreign taxes paid by the International Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his or her proportionate amount of such taxes against his or her U.S. Federal income tax liabilities, or (b) if he or she itemizes his or her deductions, to deduct such proportionate amounts from his or her U.S. income.

   ADDITIONAL INFORMATION ON TAXES

   Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

   Shareholders of each Fund will be advised at least annually as to the Federal income tax consequences of distributions made to them each year.

   The Company may be subject to state or local taxes in jurisdictions in which the Company may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Company and its shareholders under such laws may differ from treatment under Federal income tax laws. Shareholders should consult their own tax advisers concerning these matters.

   The foregoing summarizes some of the important Federal tax considerations generally affecting the Equity Fund, International Fund and Fixed Income Fund and their shareholders but is not intended as a substitute for careful tax planning. Potential investors in the Equity Fund, International Fund and Fixed Income Fund should consult their tax advisers with specific reference to their own tax situation. In addition, this discussion is based on tax laws and regulations in effect on the date of this Prospectus and which are subject to change by legislative or administrative action.

MARYLAND TAX-EXEMPT BOND FUND
   FEDERAL TAXES

   The Maryland Fund intends to qualify as a "regulated investment company" under the Code, so long as such qualification is in the best interest of the Fund's shareholders. Such qualification relieves the Maryland Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Maryland Fund distribute to its shareholders an amount equal to at least the sum of 90% of its tax-exempt interest income (if any) net of certain deductions and 90% of its investment company taxable income (if any) for such year.

   Dividends derived from tax-exempt interest income ("exempt-interest dividends") may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.") An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Maryland Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of the Fund's taxable year which does not exceed in its aggregate the net Municipal Obligations interest received by the Fund (as adjusted, if necessary) for the taxable year.

    Dividends derived from investment company taxable income will be taxable as ordinary income to the Maryland Fund's shareholders who are not currently exempt from Federal income taxes, regardless of whether a distribution is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an individual retirement account or to qualified retirement plans are deferred under the Code.) In general, the Maryland Fund's investment company taxable income will be its taxable income, including interest and short-term capital gains, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. It is anticipated that no part of any distribution made by the Maryland Fund will be eligible for the dividends received deduction allowed to corporations under the Code.

    Substantially all of the net long-term capital gains realized by the Maryland Fund, if any, will be distributed at least annually to the shareholders. The Maryland Fund will generally have no tax liability with respect to such gains and the distributions will be taxable as long-term gains to shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the Shares and whether such gains are received in cash or reinvested in additional Shares.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed for Federal tax purposes to have been received by the shareholders and paid by the Maryland Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

    If you are considering buying Shares of the Maryland Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, may be taxable to you.

    A taxable gain or loss may be realized by an investor upon his or her redemption of Shares depending upon the tax basis of such Shares and their price at the time of redemption.

    If the Maryland Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% alternative minimum tax for individuals (28% for adjusted alternative minimum taxable income in excess of $175,000) and the 20% alternative minimum tax and the environmental tax applicable to corporations. In addition, corporate shareholders will need to take into account all exempt-interest dividends paid by the Maryland Fund in determining certain adjustments for the Federal alternative minimum tax and the environmental tax. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

    STATE TAXES

    Holders of Maryland Fund Shares who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income taxes will not be subject to such taxes on Maryland Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and which are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, or interest on obligations issued by the United States Government and its agencies, instrumentalities, authorities, and possessions or territories or gain realized by the Fund from the sale or exchange of tax-exempt obligations issued by the State of Maryland or its political subdivisions, agencies, instrumentalities and authorities or obligations issued by the United States Government and its agencies, instrumentalities or authorities.

    To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences (such as interest received by the Maryland Fund on obligations issued by states other than Maryland, gain realized by the Maryland Fund from the sale or exchange of a bond issued by states other than Maryland or by a possession or territory of the United States or income earned on repurchase contracts), such distributions will not be exempt from Maryland state and local income taxes. Gains realized by a holder of Maryland Fund Shares upon a redemption or exchange of Maryland Fund Shares will be subject to Maryland state and local income taxes.

    Maryland presently includes in taxable net income items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any of the distributions of the Maryland Fund attributable to such private activity bonds will not be exempt from Maryland state and local income taxes.

    ADDITIONAL INFORMATION ON TAXES

    Interest on indebtedness incurred by a shareholder to purchase or carry Maryland Fund Shares generally is not deductible for Federal income tax purposes. Such interest on indebtedness generally also is not deductible for Maryland state and local income tax purposes.

    Shareholders of the Maryland Fund will be advised at least annually as to the Federal income tax consequences of distributions made to them each year.

    The foregoing summarizes some of the important tax considerations generally affecting the Maryland Fund and its shareholders but is not intended as a substitute for careful tax planning. Potential investors in the Maryland Fund should consult their tax advisers with specific reference to their own tax situation. In addition, this discussion is based on tax laws and regulations in effect on the date of this Prospectus and which are subject to change by legislative or administrative action.

MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

    The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Statement of Additional Information contains the name of each Director and other background information.

INVESTMENT ADVISER AND SUB-ADVISER

    Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser. Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile has acted as investment adviser to the Funds since their commencement of operations. In addition, Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. Mercantile's principal business address is Two Hopkins Plaza, Baltimore, Maryland 21201.

    Mercantile manages the Funds' portfolios and is responsible for all purchases and sales of their portfolio securities. The Portfolio Managers primarily responsible for the management of the investment selections of the portfolios of the Equity Fund and Fixed Income Fund, together with information on their principal business occupations during the past five years, are shown below. The organizational arrangements of Mercantile require that all investment decisions with respect to the Maryland Tax-Exempt Bond Fund be made by a committee, and no person is primarily responsible for making recommendations to that committee.

      David L. Donabedian, Vice President of Mercantile, has managed the Equity Fund since 1992. During the past five years, Mr. Donabedian has been a portfolio manager and economic analyst at Mercantile. Portfolios under his management include employee benefit and endowment trust funds in addition to the Equity Fund. Prior to joining Mercantile, Mr. Donabedian was employed by Lehman Brothers.

        Mark G. McGlone, Vice President of Mercantile, has managed the Fixed Income Fund since June, 1992. During the past six years, Mr. McGlone has managed institutional fixed income portfolios at Mercantile. Portfolios under his management include pension plans, endowment funds and self-insurance funds in addition to the Fixed Income Fund.

    For the advisory services provided to each Fund and expenses assumed by it, Mercantile is entitled to receive fees, computed daily and payable monthly, at the annual rates of .60% of the average daily net assets of the Equity Fund, .80% of the average daily net assets of the International Fund,
 .35% of the average daily net assets of the Fixed Income Fund and .50% of the average daily net assets of the Maryland Fund. Mercantile may from time to time voluntarily waive all or a portion of its advisory fees in order to assist a Fund in maintaining a competitive expense ratio. After waivers, for the fiscal year ended May 31, 1995, the Equity Fund paid Mercantile a fee at an effective rate of .44% of such Fund's average daily net assets; the International Fund paid Mercantile a fee at an effective rate of .74% (of which an effective rate of .42% was paid to Dunedin Fund Managers Ltd as sub-advisor,) of such Fund's average daily net assets; the Fixed Income Fund paid Mercantile a fee at an effective rate of .25% of such Fund's average daily net assets; and the Maryland Fund paid Mercantile a fee at an effective rate of
 .20% of such Fund's average daily net assets.

    The Advisory Agreement authorizes Mercantile to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Mercantile has appointed Dunedin Fund Managers Ltd (the "Sub-Adviser") with principal offices at Dunedin House, 25 Ravelston Terrace, Edinburgh, Scotland EH4 3EX, as the Sub-Adviser to the International Fund.

    The Sub-Adviser is controlled by the Bank of Scotland which indirectly owns 50.5% of the outstanding voting stock of the Sub-Adviser. The Sub-Adviser and its predecessors date back 119 years to 1873. The Sub-Adviser manages approximately $7 billion in globally-invested assets.

    Under its Sub-Advisory Agreement with Mercantile, the Sub-Adviser determines which securities and other investments will be purchased, retained or sold for the International Fund; places orders for the International Fund; manages the International Fund's overall cash position; and provides Mercantile with foreign broker research and a quarterly review of international economic and investment developments. The organizational arrangements of the Sub-Adviser require that all investment decisions be made by the Sub-Adviser's investment group, chaired by the investment director, and no person is primarily responsible for making recommendations to that group. Mercantile, among other things, assists and consults with the Sub-Adviser in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by the Sub-Adviser for investment; and reports to the Board of Directors on the performance and investment procedures of the Sub-Adviser.

    For the services provided and the expenses assumed pursuant to the sub-advisory agreement, the Sub-Adviser is entitled to receive a fee from Mercantile, computed daily and paid quarterly, at the annual rate of .45% of the Fund's average daily net assets. The Sub-Adviser may from time to time voluntarily waive all or a portion of its Sub-advisory fees in order to assist a Fund in maintaining a competitive expense ratio.

    ADMINISTRATOR

    Mercantile also serves as the Funds' administrator and generally assists in all aspects of their operation and administration. For its services provided and expenses assumed as administrator, Mercantile is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .125% of the average daily net assets of each Fund.

    BANKING LAWS

    Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Funds. Such banking laws and regulations do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company for and upon the order of customers. Mercantile believes it may perform the services contemplated by the advisory agreement and administration agreement with respect to the Funds as described in such agreements and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents, and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present and future requirements, could prevent Mercantile from continuing to perform services for the Company. If Mercantile were prohibited from providing investment advisory and/or administration services to the Company, the Board of Directors would consider selecting another qualified firm. Any new advisory agreement would be subject to shareholder approval.

    If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, Mercantile, or an affiliate of Mercantile, would consider the possibility of offering to perform additional services for the Funds. Legislation modifying such restrictions has been proposed in past sessions of Congress. It is not possible to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile, or such an affiliate, might offer to provide such services.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company ("State Street") serves as the transfer and dividend disbursing agent for Institutional Shares of the Funds. State Street also serves as custodian of the International Fund's assets. Communications to State Street should be directed to Two Heritage Drive, North Quincy, Massachusetts 02171. Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian of the assets of the Equity Fund, Fixed Income Fund and Maryland Fund.

EXPENSES OF THE COMPANY

    Except as noted below, Mercantile bears all expenses in connection with the performance of its advisory and administrative services. The Company bears its own expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

DESCRIPTION OF THE COMPANY AND ITS SHARES

    The Company was incorporated in Maryland on March 7, 1989. The Company's Articles of Incorporation authorize the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock. The Company's Articles of Incorporation further authorize the Board of Directors to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. This Prospectus describes only the investment objectives and policies, operations, contracts and other matters relating to the "Institutional Shares" of the Value Equity, Intermediate Fixed Income, Maryland Tax-Exempt Bond and International Equity Funds. The Company also offers shares in its Prime Money Market, Government Money Market, Tax-Exempt Money Market and Tax-Exempt Money Market (Trust) Funds. Investors may obtain separate prospectuses describing the shares of the Company's other funds by contacting the Company at (800) 551-2145. The Company plans to offer "AFBA Five Star Shares" in its Value Equity and Intermediate Fixed Income Funds, although no AFBA Five Star Shares have been sold as of the date of this Prospectus.

    Each share of the Company has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund (except as described above under "Dividends and Distributions") as are declared in the discretion of the Company's Board of Directors. When issued for payment as described in this Prospectus, Shares of the Funds will be fully paid and non-assessable.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each class or series entitled to vote on a matter will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects only the interests of the shareholders of a particular class or series. The Statement of Additional Information gives examples of situations in which the law requires voting by class or series. Voting rights are not cumulative and the holders of more than 50% of the aggregate shares of the Company may therefore elect all of the directors. Holders of Institutional Shares and AFBA Five Star Shares will have equal voting rights, except that only holders of AFBA Five Star Shares will be entitled to vote on matters submitted to a vote of shareholders relating to shareholder servicing fees payable with respect to such shares.

    The Company will not hold shareholder meetings for a Fund unless it is required to do so by the 1940 Act or other applicable law. Special meetings may be called for a specific Fund or Funds for purposes such as electing or removing directors, changing fundamental policies, or approving certain contracts.

    As of September 14, 1995, Mercantile held of record, in a fiduciary or other representative capacity for beneficial owners, substantially all of the shares of the International Equity and Maryland Tax-Exempt Bond Funds. Mercantile does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. Mercantile may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares.

    Holders of AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds will bear the expense of fees payable under such Funds' Servicing Agreement, as further described in the prospectus relating to the AFBA Five Star Shares. Institutional Shares of the Funds bear no shareholder servicing fees. As a result of the difference in shareholder servicing fees and other operating expenses that may be paid in differing amounts, the net yield of the Funds' Institutional Shares will generally be higher than that of the AFBA Five Star Shares. Standardized yield quotations will be computed separately.

PERFORMANCE INFORMATION

    From time to time, in advertisements, sales literature or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock, bond or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the International Fund may also be compared to the Europe, Australia, and Far East Index, an unmanaged standard foreign securities index monitored by Capital International, S.A.

    Performance data as reported in national financial publications including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

VALUE EQUITY, INTERNATIONAL EQUITY AND INTERMEDIATE FIXED INCOME FUNDS

    YIELD. From time to time the Equity, International and Fixed Income Funds may quote their "30-day yields" in advertisements or in communications to shareholders. The yield of each Fund refers to the income generated by an investment in such Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment.

    TOTAL RETURN. From time to time the Equity, International and Fixed Income Funds may advertise their "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's Shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Fund's average annual total return for any one year in the period might have been greater or less than the average for the entire period. The Equity Fund, International Fund and Fixed Income Fund may also use "aggregate total return" figures for various periods representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's Share prices and assuming reinvestment of dividends and distributions). Total return figures may be shown by means of schedules, charts or graphs and may indicate sub-totals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

MARYLAND TAX-EXEMPT BOND FUND

    From time to time the Maryland Fund may quote its yield, tax-equivalent yield, and total return data in advertisements or in communications to shareholders. The yield refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment. The Fund's tax-equivalent yield, which shows the level of taxable yield necessary to produce an after-tax equivalent to the Fund's tax-free yield, may also be quoted from time to time. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income taxes and Maryland income tax at stated rates. The tax-equivalent yield will always be higher than the Fund's yield. In addition, from time to time the Fund may quote yield data relating to time periods other than the 30-day period described above. Such other yield data will be computed in a manner which is similar to the above-described computations.

    The total return of Shares in the Fund may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, over various periods of time. Average annual total return reflects the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. This method of calculating total return also reflects changes in the price of the Fund's Shares and assumes that any dividends and capital gain distributions made by the Fund during the period were reinvested in Shares of the Fund. Figures may be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Aggregate total return figures reflect the total percentage change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's Share prices and assuming reinvestment of dividends and distributions). Total return figures may be shown by means of schedules, charts or graphs and may indicate sub-totals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

ALL FUNDS

    IT IS IMPORTANT TO NOTE THAT PERFORMANCE FIGURES, WHICH ARE BASED ON HISTORICAL EARNINGS, WILL FLUCTUATE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. In addition, the investment return and principal value of an investment in each Fund will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield and total return data should be considered in light of the risks associated with each Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by the Banks directly to their customer accounts in connection with investments in Shares of a Fund will not be included in the Fund's calculations of yield or total return. The Statement of Additional Information describes the method used to determine each Fund's performance. Shareholders may direct inquiries regarding a Fund's current yield or total return figures to the Distributor.

MISCELLANEOUS

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Company or such Fund or
(b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

    The Company's Annual Report contains additional performance information on the Funds and is available to shareholders upon request without charge by writing to the Company at the address on the first page of this Prospectus.

    Investors with inquiries regarding the Company or any of its Funds should call (800) 551-2145.

SERVICE PROVIDERS:

 Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND ADMINISTRATOR:

[LOGO OF MERCANTILE-SAFE DEPOSIT & TRUST COMPANY APPEARS HERE]
Baltimore, MD

CUSTODIAN FOR THE VALUE EQUITY, FIXED INCOME AND MARYLAND TAX-EXEMPT BOND
FUNDS:

Fifth Third Bank
Cincinnati, OH

CUSTODIAN FOR THE INTERNATIONAL EQUITY FUND AND TRANSFER AGENT:

State Street Bank and Trust Company
Boston, MA

DISTRIBUTOR:

BISYS Fund Services
(formerly The Winsbury Company)
Columbus, OH

In considering this investment please read this Prospectus carefully.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.